UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. )

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Granite Ridge Resources, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Hosted Virtually on August 4, 2026

The Special Meeting of Stockholders (the “Special Meeting”) of Granite Ridge Resources, Inc. (“Granite Ridge” or the “Company”) will be hosted virtually at 9:00 a.m., Central Time, on August 4, 2026, via live webcast at https://www.cstproxy.com/graniteridge/sm2026 for the purpose of approving the reincorporation of the Company from the State of Delaware to the State of Texas by conversion, including the plan of conversion and the Texas reincorporation resolutions, each included as an appendix to the accompanying proxy statement (the “Proposal”).
Details regarding the Proposal are more fully described in the accompanying proxy statement.
The Board of Directors (the “Board”) has fixed June 15, 2026 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Special Meeting. The Special Meeting will begin promptly at 9:00 a.m. Central Time. Please allow ample time for the online check-in process.
Your vote is very important. Regardless of whether you plan to attend the Special Meeting, we hope you will vote as soon as possible by using the internet or by the other methods described in the accompanying proxy statement. We thank you for your continued support and cordially invite you to attend the Special Meeting.

By Order of the Board of Directors

Tyler S. Farquharson President and Chief Executive Officer
Dallas, Texas
June 25, 2026

Important Notice Regarding the Availability of Proxy Materials for the Granite Ridge Resources, Inc.
Special Meeting of Stockholders to be Hosted Virtually on August 4, 2026
The accompanying proxy statement and form of proxy card is available free of charge at
https://ir.graniteridge.com.

GRANITE RIDGE RESOURCES, INC.
SPECIAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
i

GRANITE RIDGE RESOURCES, INC.

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
To Be Hosted Virtually on August 4, 2026

This proxy statement contains information related to the Special Meeting. Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” “Granite Ridge” and “the Company” refer to Granite Ridge Resources, Inc., a Delaware corporation that was formed on May 9, 2022. Our principal offices are located at 5217 McKinney Avenue, Suite 400, Dallas, Texas 75205.
Meeting Date and Location
The Special Meeting will be hosted virtually at 9:00 a.m., Central Time, on August 4, 2026, via live webcast at https://www.cstproxy.com/graniteridge/sm2026. This proxy statement is first being made available on or about June 25, 2026 to our stockholders of record as of the close of business on June 15, 2026 (the “Record Date”).
Outstanding Securities
Only holders of record of our common stock, par value $0.0001 per share (the “Delaware Corporation Common Stock”), at the close of business on the Record Date are entitled to receive notice of and vote at the Special Meeting. On the Record Date, we had 131,895,990 shares of Delaware Corporation Common Stock outstanding. Each outstanding share of Delaware Corporation Common Stock entitled to vote on the Proposal is entitled to one vote.
Proxy Voting
Shares that are properly voted via the Internet or for which proxy cards are properly executed and returned will be voted at the Special Meeting in accordance with the directions given or, in the absence of directions, will be voted “FOR” the Proposal in accordance with the Board’s recommendation.
Voting via the Internet helps save money by reducing postage and proxy tabulation costs. To vote by either of these methods, read this proxy statement, have your proxy card or voting instruction form in hand, and follow the instructions below for your preferred method of voting. Each of these voting methods is available 24 hours per day, seven days per week.

ABOUT THE SPECIAL MEETING
What is the purpose of the Special Meeting?
At the Special Meeting, stockholders will consider and vote upon a proposal to approve the reincorporation (the “Texas Reincorporation”) of the Company from the State of Delaware to the State of Texas by conversion, including the plan of conversion (the “Plan of Conversion”) and the Texas reincorporation resolutions, each included as an appendix to this proxy statement (the “Proposal”).
As of the date of this proxy statement, no other purposes were stated for the Special Meeting (or any adjournments or postponements thereof) pursuant to the Company’s by-laws.
Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?
In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials primarily via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the Internet, how to vote on the Proposal, how to request printed copies of the proxy materials, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of the Special Meeting.
Who is entitled to vote at the Special Meeting?
Only stockholders of record as of the Record Date are entitled to virtually attend the Special Meeting.
Stockholders of Record. If your shares are registered directly in your name with Continental Stock Transfer & Trust Company (“Continental”), our transfer agent, you are considered, with respect to those shares, the “stockholder of record.” As the stockholder of record, you have the right to grant your voting proxy directly or to vote virtually at the Special Meeting.
Street Name Stockholders. If your shares are held in a stock brokerage account or through a bank, broker, or other nominee, you are considered the beneficial owner of shares held in “street name” (that is, shares held in the name of your bank, broker or other nominee) and your bank, broker, or other nominee is considered the stockholder of record with respect to those shares. As the beneficial owner of shares held in street name (or the “street name stockholder”), you have the right to direct your bank, broker, or other nominee how to vote and are also invited to attend the virtual Special Meeting. However, you may not vote your shares virtually at the Special Meeting unless you obtain a legal proxy from the stockholder of record giving you the right to vote the shares. Please refer to the voting instruction form provided to you by the stockholder of record to determine how to do this.
How many votes can I cast?
You are entitled to one vote on the Proposal for each share of Delaware Corporation Common Stock you owned on the Record Date.

How do I vote my shares?
•Stockholders of Record: Stockholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods:
◦Via the Internet. You may submit a proxy via the Internet by following the instructions included on the proxy card or Notice of Internet Availability you received by mail. Internet voting facilities will be available 24 hours a day, 7 days a week, and will close at 11:59 p.m., Eastern Time, the day before the Special Meeting.
◦By Mail. You may indicate your vote by completing, signing and dating your proxy card and returning it to the Company sufficiently in time to be received by the Company prior to the Special Meeting.
◦Virtually. You may participate in the Special Meeting via live webcast and cast your vote online during the meeting prior to the closing of the polls by visiting https://www.cstproxy.com/graniteridge/sm2026.
•Street Name Stockholders: As the street name stockholder, you are being forwarded our proxy materials by the stockholder of record and you have the right to direct the stockholder of record how to vote. Street name stockholders may generally vote their shares by one of the following methods:
◦By Methods Listed on Voting Instruction Form. Please refer to the voting instruction form provided to you by the stockholder of record (e.g., your bank, broker, or other nominee) to determine whether you may submit your vote by mail, telephone, or electronically via the Internet.
◦Virtually with a Proxy from the Stockholder of Record. You may vote virtually at the Special Meeting if you obtain a legal proxy from the stockholder of record (e.g., your bank, broker, or other nominee). Please refer to the voting instruction form provided to you by the stockholder of record to determine how to obtain a legal proxy in order to vote virtually at the Special Meeting.
How will stockholders be able to ask questions during the Special Meeting?
Stockholders who wish to submit a question in advance of the Special Meeting may do so no more than 30 days in advance by emailing their question to info@graniteridge.com. We will post a summary of all questions received and answers on our website at https://ir.graniteridge.com/investors/overview as soon as practical after the meeting. The rules of conduct for the meeting, including the guidelines for submitting questions, the stockholder list, and the proxy materials will be available on the virtual meeting site during the meeting.
Why is the Special Meeting virtual?
We are excited to host a virtual special meeting to provide ease of access, real-time communication, and cost savings for our stockholders and the Company. Hosting a virtual meeting facilitates stockholder attendance and participation by enabling stockholders to participate from around the world. In addition, hosting a virtual meeting provides improved communication and cost savings for our stockholders and the Company.
What if I have technical difficulties or trouble accessing the Special Meeting?
If you encounter any difficulties or trouble accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page at https://www.cstproxy.com/graniteridge/sm2026.
Can I revoke my proxy?
If you are a stockholder of record, you may revoke your proxy or change your voting instructions at any time before your shares are voted at the Special Meeting by delivering to the Corporate Secretary of the Company a written notice of revocation or a duly executed proxy (via the Internet or by returning a proxy card) bearing a later date or by virtually attending and voting at the Special Meeting.
If you are a street name stockholder, you may revoke or change voting instructions by contacting the bank, broker, or other nominee holding the shares or by obtaining a legal proxy from such institution and voting virtually at the Special Meeting.

What is a quorum?
A majority of the voting power of all outstanding shares of Delaware Corporation Common Stock entitled to vote at the Special Meeting, present or represented by proxy, constitutes a quorum for the transaction of business at the Special Meeting. Abstentions will be counted as present for purposes of determining the presence of a quorum at the Special Meeting.
What vote is required to approve the Proposal?
Assuming a quorum is present, the Proposal will be approved if a majority of the outstanding shares of Delaware Corporation Common Stock entitled to vote thereon is voted for the Proposal. If the Proposal fails to obtain the requisite vote for approval, the Texas Reincorporation will not be consummated, and the Company’s domicile will be unchanged by this vote.
Under applicable rules, the Proposal is considered a non-routine matter. We therefore do not expect that banks, brokers, or other nominees will have discretionary voting authority with respect to shares held in street name for their clients. Accordingly, if you are a beneficial owner and (i) you do not provide your bank, broker, or other nominee who holds your shares with voting instructions, or (ii) you do provide a voting instruction form but you fail to specify your voting instructions on the Proposal to be voted upon at the Special Meeting, under applicable rules, your bank, broker, or other nominee cannot exercise discretionary authority to vote your shares in favor of the Proposal.
For the purpose of determining whether the stockholders have approved the Proposal, abstentions will have the same effect as a vote “against” the Proposal. Because the Proposal is considered a non-routine matter under applicable rules and there are no routine matters to be voted upon, we do not expect to receive any broker non-votes at the Special Meeting.
How does the Board recommend that I vote on the Proposal?
The Board unanimously recommends a vote:
•FOR the approval of the Texas Reincorporation, including the Plan of Conversion, and the adoption of the Texas Reincorporation Resolutions.
Where can I find the voting results of the Special Meeting?
We will disclose voting results on a Current Report on Form 8-K that we will file with the SEC, within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.
Whom should I contact with questions about the proxy materials or the Special Meeting?
If you have any questions about the proxy materials or the Special Meeting, please contact Granite Ridge Resources, Inc. at 5217 McKinney Avenue, Suite 400, Dallas, Texas 75205, Attn: Corporate Secretary or by email at info@graniteridge.com.
How are proxies being solicited and who bears the cost of this proxy solicitation?
Proxies are being solicited by the Board on behalf of the Company. We will bear all costs incurred in the solicitation of proxies, including the preparation, printing, and mailing of the Notice of Internet Availability. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies personally or by telephone, e-mail, facsimile, or other means without additional compensation.

PROPOSAL TO APPROVE THE REINCORPORATION OF THE COMPANY TO THE STATE OF TEXAS BY CONVERSION
As described below, in April 2026, the Board formed a special committee (the “Special Committee”) to consider whether the Company should remain incorporated in Delaware or reincorporate in Texas. Both the Special Committee and the Board have approved the reincorporation, by conversion, of the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the “Texas Corporation”), including the Plan of Conversion included as Appendix B to this proxy statement. We refer to the proposed reincorporation of the Delaware Corporation in the form of a conversion to the Texas Corporation as the “Texas Reincorporation.” The Board recommends that the stockholders approve the Texas Reincorporation, including the Plan of Conversion included as Appendix B to this proxy statement, and adopt the resolutions of the Board approving the reincorporation (the “Texas Reincorporation Resolutions”) included as Appendix A to this proxy statement, as more fully described below.
Principal Terms of the Texas Reincorporation
The Texas Reincorporation, if approved by our stockholders, will be effected through a conversion pursuant to Section 266 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 10.102 of the Texas Business Organizations Code, as amended (the “TBOC”), as set forth in the Plan of Conversion included as Appendix B to this proxy statement. Approval of this Proposal will constitute approval of the Plan of Conversion and adoption of the Texas Reincorporation Resolutions.
Through the adoption of the Plan of Conversion, upon the Texas Reincorporation:
•The Company will continue in existence as a Texas corporation and will continue to operate our business under the current name, “Granite Ridge Resources, Inc.”
•The affairs of the Company will cease to be governed by Delaware law and will instead be subject to Texas law. See “— Effects of the Texas Reincorporation — Comparison of Stockholder Rights under Delaware and Texas Law” below.
•The Company will cease to be governed by our existing amended and restated certificate of incorporation (the “Delaware Charter”) and existing by-laws (the “Delaware By-Laws”) and will instead be subject to the provisions of the proposed Texas certificate of formation (the “Texas Charter”) and the proposed Texas bylaws (the “Texas Bylaws”), copies of which are included as Appendix C and Appendix D, respectively, to this proxy statement. See “— Effects of the Texas Reincorporation — Certain Differences Between the Delaware Charter and By-Laws and the Texas Charter and Bylaws” below.
•The Texas Reincorporation will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Texas Reincorporation and the cost of corporate franchise taxes).
•Each outstanding share of Delaware Corporation Common Stock will be automatically converted into one outstanding share of common stock, par value $0.0001 per share, of the Texas Corporation (the “Texas Corporation Common Stock”) pursuant to the Plan of Conversion.
•Stockholders will not need to exchange their existing stock certificates for new stock certificates.
•The Delaware Corporation Common Stock will continue to be traded on the New York Stock Exchange (“NYSE”) as the Texas Corporation Common Stock under the symbol “GRNT.” We do not expect any interruption in trading as a result of the Texas Reincorporation.
If our stockholders approve the Texas Reincorporation, we anticipate that the Texas Reincorporation will become effective (the “Effective Time”) on August 5, 2026. In connection with the Texas Reincorporation, we intend to make filings with the Secretary of State of the State of Texas and the Secretary of State of the State of Delaware and do not anticipate making any other filings to effect the Texas Reincorporation. The Texas Reincorporation may be delayed by the Board, or the Plan of Conversion may be terminated and abandoned by action of the Board, at any time prior to the Effective Time, whether before or after the approval by our stockholders, if the Board determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its stockholders, as the case may be.

Background of the Proposal
General
The Company is headquartered in Texas, its principal executive offices and management team are located in the state, and the Company derives more revenue from its Texas-based assets than from assets in any other state. By comparison, the Company has no meaningful connection to Delaware, other than Delaware being its state of incorporation. Many U.S. corporations, including the Company, historically chose Delaware as their state of incorporation because of, among other reasons, the view that Delaware courts had extensive experience in adjudicating corporate and business-related matters, and, as a result, actions in Delaware would have predictable legal outcomes and speedy resolution. However, in recent years, a number of factors, including other states’ initiatives geared toward encouraging companies to relocate, and certain high-profile litigation outcomes in Delaware that generated uncertainty about how Delaware courts will rule on previously settled matters, have triggered a surge in public companies seeking to reincorporate from Delaware to other U.S. states. Some companies have considered reincorporating in the state of their headquarters, while others have considered alternatives with modern corporate governance regimes such as Texas and Nevada. During the course of 2026, the Board and management began discussions concerning whether the Company should consider changing its state of incorporation. In April of 2026, the Board authorized a Special Committee to consider the differences among specified jurisdictions. Following an extensive process described below, upon the recommendation of the Special Committee, the Board determined that the Texas Reincorporation is advisable and in the best interests of the Company and its stockholders for the reasons described below.
The Evaluation of the Proposal by the Special Committee and the Board
As part of their ongoing oversight, direction, and management of the Company’s business, certain directors of the Company and management have, from time to time, considered and explored the issue of the Company’s jurisdiction of incorporation without reaching a decision. These discussions were in response to a number of factors including views that the legal landscapes in Delaware and Texas were evolving and that Texas has been active in innovating in corporate law. The Board initially discussed the possibility of reincorporation at a meeting on May 7, 2025, but did not take action at that time. On March 31, 2026, certain independent members of the Board held an introductory meeting with representatives of the Company’s outside legal counsel, Vinson & Elkins LLP (“Vinson & Elkins”), to discuss recent trends and legal updates related to reincorporation.
On April 13, 2026, the Board held a special meeting to discuss a potential reincorporation of the Company from the state of Delaware. At the meeting, representatives of Vinson & Elkins presented discussion materials to the Board regarding the current environment for Delaware corporations considering reincorporation and the process and procedural steps associated with a potential reincorporation. At the meeting, the Board, in an abundance of caution, unanimously voted to form the Special Committee to consider whether the Company should remain incorporated in Delaware or reincorporate in another state. The Board unanimously determined that each of Michele Everard, John McCartney and Amanda Coussens was (i) a “disinterested director” (as defined in Section 144(e)(4) of the DGCL) with respect to the potential reincorporation and (ii) independent of each of the Company, Grey Rock Energy Management, LLC and any investment vehicle formed or managed by it or any of its affiliates (including GREP GP III, LLC) (the “Grey Rock Entities”), in each case as determined in accordance with the application of the presumption set forth in Section 144(d)(2) of the DGCL. The Board delegated to the Special Committee, to the fullest extent permitted by the DGCL, the full authority and power of the Board to determine whether to approve (and recommend that the Board approve) a reincorporation into Texas, and if so, upon what terms, conditions and structure. The Special Committee was also specifically authorized to decide not to proceed with the reincorporation. It was authorized to engage, at the expense of the Company, legal counsel and other advisors, as the Special Committee deemed appropriate. Members of the Special Committee were not paid compensation for service on the Special Committee, other than compensation payable to all members of the Board pursuant to the Company’s existing director compensation policies.
The Special Committee reported to the Board that it met four times between April 15, 2026 and May 29, 2026 to evaluate the potential reincorporation, review materials presented by its advisors and consider the Texas Governing Documents (as defined below) and related documents. All members of the Special Committee were present at the meetings. To assist the Special Committee in its work, the Special Committee retained Vinson & Elkins as its counsel. The Special Committee also determined that it would benefit from being advised by Delaware counsel and retained Young Conaway Stargatt & Taylor, LLP (“Young Conaway”). The Special Committee also received and reviewed a significant amount of written materials during its process. At the outset, the Special Committee worked with its counsel to assess the time necessary to conduct a thorough, well-designed process. The Special Committee reported that it reached its final decisions on the Texas Reincorporation on its own timeline and would have taken, and did take, additional time to complete its charge as necessary.
The Special Committee first met on April 15, 2026, to discuss a number of topics related to the potential reincorporation. Representatives of Vinson & Elkins reviewed the scope of the authority delegated to the Special Committee by the Board, provided an overview of the fiduciary duties applicable to the directors under Delaware law, discussed recent Texas legislative developments and the reincorporation trend, and provided an overview of the Texas Business Courts. Consistent with its fiduciary duties, the Special Committee also evaluated Nevada as a potential reincorporation destination. The Special Committee discussed potential advantages and disadvantages with the Texas Business Courts and, as a point of comparison, the proposed business court in Nevada, in each case relative to the Delaware Court of Chancery.
On April 28, 2026, the Special Committee met to discuss developments since the meeting on April 15, 2026 and approved the engagement of Young Conaway as Delaware counsel to the Special Committee. The Special Committee continued its consideration of a potential reincorporation. Representatives of Vinson & Elkins and Young Conaway led the Special Committee through a detailed discussion of the similarities and differences in the corporate laws of Delaware, Texas and, as an additional point of comparison, Nevada, including a comparison of fiduciary duty standards, derivative litigation procedures, stockholder rights, standards of judicial review, and the respective court systems across the three jurisdictions. The Special Committee also reviewed the voting results of recent reincorporation proposals by other public companies, the governance document provisions adopted by companies that have reincorporated to Texas, and the published proxy voting policies of major institutional investors and proxy advisory firms regarding reincorporation proposals. The Special Committee further discussed the similarities and differences in the corporate law and courts of Delaware, Texas and Nevada, the reincorporation process and rationales for and against reincorporation. After discussion and consideration, the Special Committee members unanimously determined that further discussion of a potential reincorporation in Texas was in the best interests of the Company and its stockholders, subject to the Special Committee’s review of the proposed Texas certificate of formation (the “Texas Charter”) and bylaws (the “Texas Bylaws,” and, together with the Texas Charter, the “Texas Governing Documents”). The Special Committee requested drafts of the Texas Governing Documents and related documents.
On May 6, 2026, the Special Committee met to discuss developments since the meeting on April 28, 2026, including the results of recent reincorporation votes and recent events. The Special Committee discussed various advantages and disadvantages of a reincorporation into Texas. The Committee members noted that the potential for frivolous lawsuits filed against the Company made reincorporation into Texas appealing given how time-consuming and expensive such lawsuits can be. The Committee then discussed, at length, similarities and differences between Delaware corporate law and Texas corporate law, including the comparative lack of corporate case law in Texas as compared to Delaware and how that could impact the Committee's decision. In addition, the Special Committee considered several non-legal factors in its deliberations, including but not limited to the Company’s geographical and business ties to Texas, recurring franchise tax liability in Delaware, potential effects of a reincorporation on trading prices, and the increase in contingency fee-driven stockholder litigation in Delaware and the resulting increase in insurance premiums for director and officer insurance. The Special Committee believes that reincorporation in the state of Texas would not significantly alter the Board process, stockholder voting rights, or business benefits and risks of transactions with directors, officers and controlling stockholders, but would provide greater protection against stockholder derivative litigation related to such transactions. The Committee also discussed initial issues identified in the proposed Texas Governing Documents, including a minimum ownership threshold for bringing derivative proceedings, exclusive forum provisions for internal entity claims, a minimum ownership threshold for submitting stockholder proposals pursuant to an election to be governed by Section 21.373 of the TBOC, and the minimum ownership threshold for stockholders to call a special meeting. Following a discussion regarding these items, the Committee members determined that it was in the best interests of the Company and its stockholders to adopt a 3% minimum ownership threshold for stockholders to bring derivative proceedings, designate the Texas Business Courts as the exclusive forum for internal entity claims, elect to be governed by Section 21.373 of the TBOC, and adopt a 50% minimum ownership threshold for stockholders to request a special meeting in the Texas Governing Documents.
At a meeting on May 29, 2026, the Special Committee met to discuss final forms of the Texas Governing Documents, the proposed plan of conversion prepared by management for the Company to effectuate the Texas Reincorporation (the “Plan of Conversion”), and the draft proxy statement to be submitted to stockholders at a special meeting of stockholders. At the May 29 meeting, the Special Committee unanimously approved the Texas Reincorporation and unanimously recommended that the Board approve the Texas Reincorporation.
The Board met again on June 2, 2026 to receive a report from, and the recommendation of, the Special Committee about the Texas Reincorporation and to discuss and ask questions on the report and recommendation. Following the meeting, pursuant to a unanimous written consent, the Board determined that, in accordance with and in consideration of the recommendation of the Special Committee, the reincorporation of the Company into Texas was in the best interest of the Company and its stockholders and approved the Texas Reincorporation. The Board directed the Chairman of the Board to call the Special Meeting for the purposes of approving the Texas Reincorporation and adopting the Texas Reincorporation Resolutions and unanimously recommended that the stockholders vote “FOR” approval of the Texas Reincorporation, including the Plan of Conversion, and the Texas Reincorporation Resolutions.
Recommendation of the Special Committee
After extensive discussion and careful consideration at the Special Committee meetings, the Special Committee concluded that the reincorporation of the Company in Texas is in the best interest of the Company and its stockholders because the reincorporation, among other benefits, (i) aligns the Company’s legal and operational homes; (ii) will allow the Company and its stockholders to benefit from local decision making; (iii) will foster more clarity and predictability for decision-making due to Texas’s statute-based approach to corporate law; and (iv) may reduce the potential for opportunistic and frivolous litigation against the Company and its directors and officers (and may therefore help the Company attract and retain qualified management and directors by reducing the risk of litigation). The Special Committee also considered Texas’s competitive position with Delaware with respect to corporate law and the benefits of recent amendments to the TBOC which, among other things, strengthen a Texas corporation’s defenses against meritless lawsuits, validate the selection of the Texas courts as the exclusive forum for internal claims, and provide greater certainty about the standard to which directors and officers are held in fiduciary duty actions. At a meeting on June 2, 2026, the Special Committee delivered its recommendation that the Board approve the reincorporation of the Company in Texas.
Reasons for the Texas Reincorporation
The Special Committee and the Board believe that there are several reasons the Texas Reincorporation is in the best interests of the Company and its stockholders. These reasons are not intended to be exhaustive and are not presented in any relative order of importance.
The Texas Reincorporation aligns the Company’s operational and legal homes.
The Company is currently headquartered in Dallas, Texas, where its principal executive offices and management team are located. The Company also derives more revenue from its assets located in Texas than from assets located in any other state. For instance, the Company’s Texas assets generated approximately $321.5 million in revenue for the year ended December 31, 2025, representing approximately 71% of the Company’s total revenues for the year. The reincorporation of the Company in Texas would better align the Company’s legal home with the location where a meaningful amount of its business is conducted.
By comparison, the Company has no meaningful connection to Delaware, other than Delaware being its state of incorporation. The Company has no offices, employees or oil and gas assets in Delaware. The Company’s executives and management do not operate in Delaware. Delaware was originally chosen as the Company’s state of incorporation solely because of its legal framework, which the Special Committee and the Board no longer believe is best suited for the Company’s needs.
The Texas Reincorporation will allow the Company and its stockholders to benefit from local decision-making.
The legislators and judges making and adjudicating corporate law in Texas are drawn from the community in which the Company operates and have extensive familiarity with the oil and gas industry that is central to the state’s economy. Texas has a long history of developing legal frameworks that address the unique regulatory, operational and commercial considerations facing energy companies. Corporate law and litigation often overlap with and impact business, employment and operational matters. The Special Committee and the Board believe that local decision-makers, with their deeper understanding of the oil and gas business and the Company’s operations, are best situated to make decisions that may impact the Company’s corporate governance.
The Texas Reincorporation reflects Texas’s competitive position with Delaware with respect to corporate law and the benefits of recent amendments to the Texas Business Organizations Code, which will foster more clarity and predictability for decision-making.
The Special Committee and the Board considered Texas’s statute-focused approach to corporate law as well as other merits of Texas law and determined that Texas’s approach is likely to foster more clarity and predictability for decision-making than Delaware’s case-law based approach. Case law is inherently indeterminate because it entails broad, flexible standards that are applied to individual cases in a highly fact-specific way. While Delaware has an extensive body of corporate case law, the Special Committee and the Board do not believe that this eliminates the inherent difficulty and unpredictability of applying cases to corporate decision-making. In addition, case law can rapidly and unpredictably change over time without the transparency and stakeholder participation that would be required for statutory amendments. In recent years, certain decisions by Delaware courts have been inconsistent with widespread market practice, raising questions among legal scholars and market participants about the predictability of Delaware courts going forward. The Special Committee and the Board acknowledged that the Delaware legislature has taken steps to address certain recent judicial decisions, including the enactment of Senate Bill 21 in 2025, which provides a safe harbor for certain conflicted transactions. However, the safe harbor provisions of DGCL § 144 have not yet been tested in Delaware courts, and their statutory protections depend on the disinterestedness of committee members as determined under the new statutory framework. The Board and Special Committee believe that these legislative responses, while constructive, do not fully address the broader trend of uncertainty in Delaware case law, and that Texas’s statute-focused approach provides a more predictable framework on a going-forward basis.
Texas recently codified the business judgment rule, allowing the Board to exercise its business judgment in the absence of fraud, intentional misconduct, an ultra vires act or a knowing violation of law. Codification of the business judgment rule provides a clearer and more consistent legal framework for reviewing corporate decisions than relying on case law, as is done in Delaware. The Special Committee and the Board believe that this heightened standard appropriately deters non-meritorious claims while preserving meaningful remedies for stockholders in cases involving fraud, intentional misconduct, an ultra vires act or a knowing violation of law.
Additionally, Texas has established the Texas Business Court to preside over certain corporate and commercial claims, akin to Delaware’s Court of Chancery. The exclusive forum provision in the Texas Charter will enable internal entity claims to be adjudicated in a court with specialized expertise in corporate and commercial matters that promotes consistency in the application of Texas corporate law and reduces the risk and expense associated with duplicative multi-forum litigation. The Special Committee and the Board believe these benefits outweigh any inconvenience to stockholders from the designation of a specific forum.
The Texas Reincorporation may reduce the potential for opportunistic and frivolous litigation.
The Texas Reincorporation may reduce the potential for opportunistic and frivolous litigation against the Company and its directors and officers. Texas is more protective than Delaware against opportunistic and frivolous litigation against directors, officers and controlling stockholders. For example, as described below in “Comparison of Stockholder Rights under Delaware and Texas Law,” Texas limits derivative proceedings by deferring to the decision of an independent board committee regarding the action and by allowing public companies to adopt an ownership percentage that litigants must meet to initiate a claim. The Texas Charter includes an ownership threshold of three percent of its outstanding stock that must be held for plaintiffs to initiate a derivative claim, which the Special Committee believes will reduce the filing of opportunistic and frivolous litigation by limiting the ability of persons without a material economic interest in the Company to bring claims that do not materially benefit stockholders as a whole. In addition, stockholders in Texas are required to make a formal written demand on the corporation prior to bringing a derivative claim and a publicly traded Texas corporation may deny books and records inspection demands from stockholders in connection with an active or pending derivative proceeding involving the stockholders or their affiliates, and instead the stockholders are entitled to use a regular discovery process to gain access to materials to support their claims. In addition, Texas law provides that the resolution of a derivative proceeding that results only in additional or amended disclosures being made to stockholders, regardless of materiality, is not an appropriate basis for awarding plaintiffs’ attorneys’ fees.
The Special Committee considered the increasingly litigious environment in Delaware, which has engendered an increased risk of opportunistic and frivolous litigation and has the potential to cause unnecessary distraction to the Company’s directors and management team and cause the Company to incur significant legal expenses with no tangible benefit to the Company or stockholders. The increasing frequency of opportunistic and frivolous claims and litigation brought in Delaware has expanded the risks facing directors and officers of public companies, which acts as a deterrent to the most highly qualified management. The Special Committee believes that reincorporation to Texas may help the Company attract and retain qualified management and directors by reducing the risk of opportunistic and frivolous lawsuits. Reincorporation may also result in cost savings for the Company and its stockholders, who bear the defense costs for corporate litigation through attorney’s fees, indemnification obligations and increased insurance premiums.
The Company recognizes that derivative litigation can serve an important accountability function for stockholders. The three-percent ownership threshold is designed to prohibit stockholders who lack a material economic interest from bringing frivolous litigation while preserving meaningful remedies for stockholders with a more significant stake in the Company’s governance.
The Texas Reincorporation will create cost savings for the Company, including annual franchise tax costs and management time.
Reincorporation to Texas will eliminate the Company’s obligation to pay annual Delaware franchise tax, which was $200,000 in fiscal year 2025. Texas does not have a comparable annual tax based on outstanding equity. Rather, Texas’s franchise tax is generally based on receipts and applies to all corporations doing business in the state, whether organized in Texas or not. Given that the Company already pays the Texas franchise tax, this tax is not expected to increase or decrease based on the Company’s state of incorporation. While the franchise tax savings alone are modest relative to the Company’s overall financial position, the Special Committee viewed cost savings as one of several supporting factors, rather than the primary rationale, for the Texas Reincorporation.
Risks of the Texas Reincorporation
The Special Committee also considered the following uncertainties, risks, and potentially countervailing factors in their deliberations concerning the Texas Reincorporation, which are not intended to be exhaustive and are not presented in any relative order of importance.
Possibility that Benefits Will Not be Realized
Although the Special Committee believes that the Texas Reincorporation is in the best interests of the Company and its stockholders, the Texas Reincorporation may not result in all or any of the expected benefits described in this proxy statement.
Delaware Exit Considerations
Although the Board believes that recent Delaware case law can help inform and protect the Special Committee’s and the Board’s decisions to reincorporate the Company in Texas, the Texas Reincorporation might still subject the Company to potential litigation regarding its decision to leave Delaware. Regardless of merit, the Texas Reincorporation may result in litigation, which may result in additional expense and distraction for the Company.
The Company will also incur certain non-recurring costs in connection with the Texas Reincorporation, including legal and other transaction costs. A majority of these costs have already been incurred or will be incurred regardless of whether the Texas Reincorporation is ultimately completed. Many of the expenses that will be incurred are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Texas Reincorporation.
Loss of Extensive Delaware Case Law and Well-Established Court System
The Delaware Court of Chancery and Supreme Court are highly respected and experienced business courts with an extensive body of case law. The trials in Delaware are held before expert corporate law judges without a jury. Delaware statutory law is regularly updated by the legislature. The Delaware system has long and widely been lauded for its expertise and ability to adjudicate complex disputes efficiently. The Texas Business Court began operations in September 2024 and is already hearing cases, but will need time to develop reputationally and build a body of case law that provides levels of guidance to directors and officers comparable to that in Delaware.
Certain Differences in Texas Law and Potential Criticism by Stockholders
The Company may face criticism over its decision to reincorporate in Texas from stockholders or advisory services such as ISS or Glass Lewis, who may draw adverse comparisons between Texas law and Delaware law on specific governance points or may generally hold a preference for Delaware incorporation. In particular, proxy advisory firms have expressed concern that limitations on derivative litigation may not serve stockholders’ interests absent compelling evidence of benefit, and have criticized the codification of the business judgment rule as potentially limiting claims arising from director or officer negligence.
The proposed Texas Charter and Texas Bylaws have been drafted with an intent to reflect the Delaware Charter and Delaware By-laws and to retain comparable stockholder economic and voting rights to the extent the Special Committee and the Board deemed appropriate and permissible under Texas law, as described below. The proposed Texas Charter provides certain additional stockholder rights that are statutory requirements under the TBOC and that the Board considers as beneficial to stockholders, such as providing that special stockholder meetings may be called by stockholders (the right may be exercised by 50% of the outstanding shares of the Company’s capital stock entitled to vote at such meeting). The Special Committee and the Board acknowledge that the 50% threshold, which represents the statutory maximum under the TBOC, may be difficult for stockholders to satisfy in practice. The Special Committee determined that this threshold appropriately balances the right of stockholders to convene special meetings against the risk of disruption from frequent special meeting requests.
The Texas Charter elects the Company into the new Texas stockholder proposal law that requires stockholders, or groups of stockholders, to hold either $1 million in market value of the company’s voting shares or three percent of the company’s outstanding voting shares to submit a proposal, imposes certain holding period requirements, and imposes certain solicitation requirements (see the section “Certain Differences Between the Delaware Charter and By-Laws and the Texas Charter and Bylaws” below). The Special Committee and the Board believe such stock ownership and solicitation requirement will help ensure that stockholders submitting proposals have a meaningful economic interest in the Company and are aligned with the interests of other stockholders.
Reincorporation in Texas puts certain limitations on stockholder derivative lawsuits. Unlike Delaware, Texas limits derivative proceedings by requiring a formal written demand on the corporation (whereas, in Delaware, a stockholder can bring a derivative proceeding without first making a litigation demand on the corporation’s board if the stockholder can adequately allege demand futility). Absent an issue with the independence and disinterestedness of the directors making the decision, the good faith of the inquiry and review, or the reasonableness of the procedures implemented, the board’s decision as to the action is binding on Texas courts. In addition, the Texas Charter requires a three-percent share ownership threshold for the initiation of derivative proceedings, as permitted by the TBOC (see the section “Certain Differences Between the Delaware Charter and By-Laws and the Texas Charter and Bylaws” below). Lastly, a publicly traded Texas corporation may deny books and records inspection demands from stockholders in connection with an active or pending derivative proceeding involving the stockholders or their affiliates, and instead the stockholders are entitled to use a regular discovery process to gain access to materials to support their claims.
Effects of the Texas Reincorporation
The Texas Reincorporation will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Texas Reincorporation, we will be governed by the TBOC and Texas case law instead of the DGCL and Delaware case law, and we will be governed by the Texas Charter and the Texas Bylaws. Approval of the Proposal will constitute approval of the Texas Charter and the Texas Bylaws. The Delaware Charter and the Delaware By-Laws will no longer be applicable following completion of the Texas Reincorporation.
The following summaries do not provide a complete description of the differences that may affect you. These summaries are qualified in their entirety by reference to the Delaware Charter and the Delaware By-Laws, the Texas Charter and the Texas Bylaws, the DGCL and the TBOC, and the body of case law in both jurisdictions.
Certain Differences Between the Delaware Charter and By-Laws and the Texas Charter and Bylaws
The Texas Charter and Texas Bylaws have been drafted with an intent to reflect the Delaware Charter and Delaware By-Laws to the extent the Special Committee and the Board deemed appropriate. As summarized below, there are certain differences that may relate to your rights as a stockholder, as well as the corporate governance of the Company, between the Delaware Charter and Delaware By-Laws, on the one hand, and the Texas Charter and Texas Bylaws, on the other hand.

Issue	Delaware Charter and Delaware By-Laws	Texas Charter and Texas Bylaws
With Respect to the Board of Directors

Procedures for Filling Vacant Directorships	The Delaware Charter provides that vacancies on the Board can be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director, and not by the stockholders.	The Texas Charter provides that vacancies on the Board may be filled in any manner permitted by the TBOC, including by a majority vote of the remaining directors then in office, even if less than a quorum, by a sole remaining director, or, as permitted by the TBOC, by the election at an annual or special meeting of shareholders called for that purpose.

The TBOC provides that during a period between two successive annual meetings of shareholders, the Board may not fill more than two vacancies created by an increase in the number of directors.

Committees	The Delaware By-Laws permit, in the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, to unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.	The TBOC provides that a committee of the board of directors may not fill vacancies on or designate alternate members of a committee of the board of directors, and so the Texas Charter and Texas Bylaws do not contain such provisions.

Limitation of Personal Liability of Directors and Officers	Under the DGCL, a Delaware corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision does not eliminate or limit the liability of: (i) a director or officer breaching the duty of loyalty to the corporation or its stockholders; (ii) a director or officer failing to act in good faith or engaging in intentional misconduct or a knowing violation of law; (iii) a director declaring an illegal dividend or approving an illegal stock purchase or redemption; (iv) a director or officer obtaining an improper personal benefit from the corporation; or (v) an officer in any action by or in the right of a Delaware corporation.

The Delaware Charter eliminates the personal liability of the Company’s directors to the Company or its stockholders for monetary damages for breach of fiduciary duty, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as now in effect or as it may be amended in the future.	Under the TBOC, a corporation is permitted to provide that a director or officer is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a director or officer, respectively. The TBOC does not, however, permit any limitation of the liability of a director or officer for: (i) a breach of the duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the director or officer obtains an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (iv) an act or omission for which the liability of a director or officer is expressly provided by an applicable statute (such as wrongful distributions).

The Texas Charter eliminates the personal liability of the Company’s directors and officers to the Company or its shareholders for monetary damages for an act or omission in such person’s capacity as a director or officer to the fullest extent permitted by the TBOC as now in effect or as it may be amended in the future.

Issue	Delaware Charter and Delaware By-Laws	Texas Charter and Texas Bylaws
Indemnification	The Delaware Charter and Delaware By-Laws provide that, to the fullest extent permitted by Delaware law as it exists or may be amended, the Company will indemnify and hold harmless each person who is or was made party or is threatened to be made party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding by reason of the fact that he or she is or was a director or officer of the Company or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity. The Delaware Charter and Delaware By-Laws also include provisions regarding the right of an indemnitee to bring suit, non-exclusivity of rights, insurance and contract rights.

See “— Comparison of Stockholder Rights under Delaware and Texas Law — Indemnification of Directors and Officers,” “Procedure for Indemnification” and “Mandatory Indemnification” below.
The Texas Charter and Texas Bylaws provide that, to the fullest extent permitted by Texas law as it exists or may be amended, the Company will indemnify and hold harmless each person who is or was made party or is threatened to be made party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding by reason of the fact that he or she is or was a director or officer of the Company or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee, agent or other representative (as defined by the TBOC) of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity. The Texas Charter and Texas Bylaws also include provisions regarding the right of an indemnitee to bring suit, the right of an indemnitee to witness expenses, non-exclusivity of rights, insurance and contract rights, and written reports to shareholders of indemnification or advancement of expenses to directors.

See “— Comparison of Stockholder Rights under Delaware and Texas Law — Indemnification of Directors and Officers,” “Procedure for Indemnification” and “Mandatory Indemnification” below.

Advancement of Expenses	The Delaware Charter and Delaware By-Laws provide that as a condition to the advancement of expenses, to the extent required by applicable law, the Company must receive by or on behalf of the indemnitee an undertaking to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified.	Under the TBOC, before a corporation can advance expenses incurred by an indemnitee in connection with any legal proceedings, the indemnitee is also required to provide, in addition to a written undertaking to repay any expenses advanced if such indemnitee is ultimately not entitled to indemnification, a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification, which requirement is included in the Texas Charter and Texas Bylaws.

With Respect to Stockholders

Stockholder Vote for Fundamental Business Transactions	Certain matters requiring stockholder approval under the DGCL, including certain fundamental business transactions and amendments to the certificate of incorporation, require a default vote of a majority in voting power of the outstanding stock of the corporation entitled to vote thereon, unless the certificate of incorporation specifies a higher voting threshold.

The Delaware Charter does not include a higher voting threshold so the default voting standard for such business transactions applies.
Under the TBOC, certain matters subject to a shareholder vote, including “fundamental business transactions” such as mergers, sales of substantially all or substantially all of the corporation’s assets, and other transactions, require a default vote of two-thirds of the outstanding shares entitled to vote on the matter, unless the certificate of formation specifies a lower voting threshold.

The Texas Charter provides that, except as otherwise required by the Texas Charter, the affirmative vote of the holders of a majority of the voting power of the shares of stock then outstanding and entitled to vote on the matter, voting as a single class, shall be required to approve any “fundamental action” (which includes amendments to the certificate of formation) or “fundamental business transaction.”

Special Meetings of Stockholders	The Delaware Charter and Delaware By-Laws provide that special stockholder meetings may be called only by the Chairman of the Board, Chief Executive Officer of the Company, or the Board pursuant to a resolution adopted by a majority of the Board. Stockholders do not have the authority to call a special stockholder meeting under the Delaware Charter or the Delaware By-Laws.	The Texas Charter provides that special shareholder meetings may be called only by the Chairman of the Board, Chief Executive Officer of the Company, the President of the Company to the extent required by the TBOC, the Board pursuant to a resolution adopted by a majority of the Board, or by the Secretary of the Company upon a request by the holders of not less than 50% of all then outstanding shares of capital stock of the Company entitled to vote at such special meeting made in accordance with the provisions and requirements of the Bylaws.

Issue	Delaware Charter and Delaware By-Laws	Texas Charter and Texas Bylaws
Cancellation or Postponement of Special Stockholder Meeting	The Delaware By-Laws provide that the Board may postpone or cancel a special stockholder meeting.	Under the TBOC, the Board may not cancel a special meeting of shareholders called by shareholders. The Texas Bylaws provide that the Board or the chairman of the meeting at any time for any reason or no reason may postpone, adjourn, reschedule, or cancel (to the extent permitted by the TBOC) a special shareholder meeting.

Action by Written Consent	The Delaware Charter and Delaware By-Laws provide that, except as otherwise required by the Delaware Charter, for so long as the Grey Rock Entities (as defined in the Delaware Charter and Delaware By-Laws) collectively hold at least a majority of the voting power of all then outstanding shares of capital stock of the Company, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of such outstanding shares of capital stock of the Company having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Under the TBOC, shareholders are required to have the option to act by written consent in lieu of a meeting. The Texas Charter and Texas Bylaws provide that, except as otherwise required by the Texas Charter, for so long as the Grey Rock Entities (as defined in the Texas Charter and Texas Bylaws) collectively hold at least a majority of the voting power of all then outstanding shares of capital stock of the Company, any action required or permitted to be taken at any annual or special meeting of the shareholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of such outstanding shares of capital stock of the Company having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Texas Charter and Texas Bylaws additionally provide that, except as otherwise required by the Texas Charter, after the Grey Rock Entities cease to collectively hold at least a majority of the voting power of all then outstanding shares of capital stock of the Company, any action required or permitted to be taken at any annual or special meeting of the shareholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by all holders of outstanding shares of capital stock of the Company entitled to vote on such action.

Issue	Delaware Charter and Delaware By-Laws	Texas Charter and Texas Bylaws
Restrictions on Business Combinations	The Delaware Charter expressly elects not to be governed by Section 203 of the DGCL, but prohibits the Company from engaging in certain business combinations with an “interested stockholder” of the Company for a period of three years following the time that such stockholder became an interested stockholder unless (i) prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an “interested stockholder,” (ii) upon consummation of the transaction that resulted in the stockholder becoming an “interested stockholder,” the “interested stockholder” owned at least 85% of the voting stock outstanding at the time the transaction commenced (but not the outstanding voting stock owned by the “interested stockholder” or certain other persons), or (iii) at or subsequent to that time, the business combination is approved by the Board and authorized at a meeting of stockholders by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the “interested stockholder.”

The Delaware Charter generally defines “interested stockholder” as a person (including the affiliates and associates of such person) that is or was within the preceding three-year period directly or indirectly a beneficial owner of 15% or more of the Company’s outstanding voting stock, but is not the Grey Rock Entities (as defined in the Delaware Charter) and their respective affiliates, Grey Rock Energy Management, LLC, and any of its affiliates, any investment vehicles it manages and any of their affiliates, and any “group” of which any such person is a part under Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

See “— Comparison of Stockholder Rights under Delaware and Texas Law — Business Combinations Statute” below.	The Texas Charter expressly elects not to be governed by Section 21.606 of the TBOC, but prohibits the Company from engaging in certain business combinations with an “affiliated shareholder,” or any affiliate or associate of an affiliated shareholder, of the Company for a period of three years following the time that such shareholder became an affiliated shareholder (the “share acquisition date”) unless (i) the business combination or the purchase or acquisition of shares made by the “affiliated shareholder” on its share acquisition date is approved by the Board before its share acquisition date, or (ii) the business combination is approved by the affirmative vote of the holders of at least two-thirds of the Company’s outstanding voting shares not beneficially owned by the “affiliated shareholder” or its affiliates or associates, at a meeting of shareholders called for that purpose not less than six months after the “affiliated shareholder’s” share acquisition date.

The Texas Charter generally defines “affiliated shareholder” as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the Company’s outstanding voting stock, but is not the Grey Rock Entities (as defined in the Texas Charter) and their respective affiliates, Grey Rock Energy Management, LLC, and any of its affiliates, any investment vehicles it manages and any of their affiliates, and any “group” of which any such person is a part under Rule 13d-5 of the Exchange Act.

See “— Comparison of Stockholder Rights under Delaware and Texas Law — Business Combinations Statute” below.

Exclusive Forum	The Delaware Charter provides that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or the Delaware Charter or Delaware By-Laws, or (iv) any action asserting a claim against the Company, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction.

The Texas Charter provides that the Business Court in the First Business Court Division of the State of Texas (the “Business Court”) (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Northern District of Texas, Dallas Division) shall, to the fullest extent permitted by law, be the exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the Company to the Company or the Company’s shareholders, including a claim alleging the aiding and abetting of such breach of fiduciary duty, (iii) any action asserting a claim against the Company, its directors, officers or employees arising pursuant to any provision of the TBOC or the Texas Charter or the Texas Bylaws (as either may be amended from time to time) or as to which the TBOC confers jurisdiction on the Business Court, (iv) any action to interpret, apply, enforce or determine the validity of the Texas Charter or the Texas Bylaws, (v) any action asserting a claim related to or involving the Company that is governed by the internal affairs doctrine, (vi) any other action asserting a claim against the Company, its directors, officers or employees constituting an “internal entity claim” as defined under the TBOC, and (vii) any other action within the jurisdiction of the Business Court, including any claims within the supplemental jurisdiction of the Business Court.

Issue	Delaware Charter and Delaware By-Laws	Texas Charter and Texas Bylaws

Stock Ownership Requirement for Derivative Suits; Jury Trials	The Delaware Charter does not include a minimum stock ownership requirement with respect to the right to institute or maintain a derivative suit.

Neither the Delaware Charter nor the Delaware By-Laws includes a mandatory waiver of the right to a jury trial.
The Texas Charter provides that the Company affirmatively elects to be governed by Section 21.419 of the TBOC, and that no shareholder of the Company may institute or maintain a derivative proceeding in the right of the Company unless that shareholder (or shareholder group) is or are Shareholder(s) (as defined in Section 21.551(2) of the TBOC) that, at the time the derivative proceeding is instituted, holds at least 3% of the outstanding shares of capital stock of the Company.

The Texas Charter provides that each shareholder irrevocably and unconditionally waives any right it may have to a trial by jury in any legal action, proceeding, cause of action, or counterclaim concerning any “internal entity claim” as that term is defined in Section 2.115 of the TBOC.

Stock Ownership Requirements for Stockholder Proposals	The Delaware Charter does not require a stockholder or stockholders to hold a minimum number of shares of the Company to submit a proposal on a matter to the stockholders of the Company for approval at a stockholder meeting.	The TBOC permits a “nationally listed corporation” (as defined in the TBOC and described below) to impose stock ownership requirements on shareholders to be eligible to submit a proposal on a matter (other than director nominations and procedural resolutions ancillary to the conduct of a shareholder meeting) to the shareholders of such corporation for approval at a shareholder meeting. If a corporation elects to be governed by the applicable provision of the TBOC, a shareholder or group of shareholders may submit a proposal on a matter to the shareholders of such corporation for approval at a meeting of shareholders only if such shareholder or group of shareholders holds an amount of shares entitled to vote at such meeting equal to at least $1,000,000 in market value or 3% of the total number of shares to vote at such meeting, has held such amount for a continuous period of at least six months before the date of the meeting, holds such amount throughout the meeting and solicits the holders of shares representing at least 67% of the voting power of shares entitled to vote on the proposal at the shareholder meeting.

A corporation seeking to adopt an amendment imposing such stock ownership requirements for shareholder proposals must provide notice to shareholders of the proposed adoption in any proxy statement provided to shareholders preceding the amendment’s adoption and include in any proxy statement provided to shareholders specific information about the process by which a shareholder or group of shareholders may submit a proposal on a matter requiring shareholder approval, including information for how shareholders may contact other shareholders for the purpose of satisfying the ownership requirements under such amendment.

Under the TBOC, “nationally listed corporation” means a corporation with a class of equity securities registered under Section 12(b) of the Exchange Act that is admitted to listing on a national securities exchange and either (i) has its principal office in the State of Texas or (ii) is admitted to listing on a stock exchange that either (a) has its principal office in the State of Texas, or (b) has received approval by the securities commissioner of the State of Texas.

The Texas Charter adopts ownership requirements for shareholder proposals during such period as the Company qualifies for the ability to impose such requirements under the TBOC. The Company is currently headquartered in Texas.

Issue	Delaware Charter and Delaware By-Laws	Texas Charter and Texas Bylaws
Notice to Stockholders	The DGCL permits corporations to deliver a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. The DGCL further provides that notice is not required where giving such notice would be unlawful.

	The Delaware By-Laws permit the Company to deliver a single written notice to stockholders who share an address if consented to by the stockholders and permit the Company not to give notice where notice would be unlawful.	The TBOC does not currently contain provisions allowing for a single notice to be delivered to multiple shareholders at the same address, and so the right of the Company to so deliver notice to multiple shareholders at the same address is limited by the TBOC. The TBOC does not have provisions specifically allowing the corporation not to deliver notice where such notice would be unlawful, and so the Texas Bylaws do not contain such provisions.

Advance Notice Requirements for Stockholder Proposals and Director Nominations	The Delaware By-Laws provide that business may be submitted and director nominations may be made at a stockholder meeting only by stockholders who comply with certain notice and procedural requirements. These requirements include that (i) notice of proposals must be received by the Company not earlier than the close of business on the 120th day and not later than the close of business on the later of (a) the 90th day prior to the meeting or (b) the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company; and (ii) notice of nominations must be received by the Company, (a) in the case of an annual meeting, not later than close of business on the 90th day nor earlier than close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders (except in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, in which case notice must be received not earlier than the close of business on the 120th day before the meeting and not later than the later of the close of business on the 90th day before the meeting or the close of business on the 10th day following the day on which public announcement of the date of the meeting was first made by the Company), and (b) in the case of a special meeting, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Company. The Delaware By-Laws also provide that nothing in the advance notice requirements for stockholder proposals shall be deemed to affect any rights of stockholders pursuant to Rule 14a-8 of the Exchange Act.	The Texas Bylaws provide that business may be submitted and director nominations may be made at a shareholder meeting only by shareholders who comply with certain notice and procedural requirements. The Texas Bylaws provide the same advance notice timing requirements as the Delaware By-Laws for shareholder proposals and director nominations. The Texas Bylaws advance notice requirements also include certain additional shareholder eligibility and disclosure requirements for shareholder proposals (including compliance with requirements under TBOC Section 21.373) and certain additional procedural and disclosure requirements for shareholder director nominations (including compliance with Rule 14a-19 under the Exchange Act).

Duration of Proxies	Consistent with the DGCL, the Delaware By-Laws provide that no proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.	Consistent with the TBOC, the Texas Bylaws provide that no proxy shall be voted or acted upon after eleven months from its date of execution, unless the proxy provides for a longer period.

Partly Paid Stock	The Delaware By-Laws permit the Company to issue partly paid stock.	Under the TBOC, partly paid stock is prohibited due to the TBOC’s requirement that full consideration for shares be paid before issuance, and so the Texas Bylaws do not provide for the issuance of partly paid stock.
Comparison of Stockholder Rights under Delaware and Texas Law
The statutory corporate laws of Texas, as governed by the TBOC, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may relate to your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of certain legal considerations relating to the current rights of stockholders of a Delaware corporation and the rights of shareholders of a Texas corporation and the corporate governance of a company in Delaware and in Texas. Certain differences in the legal considerations described below may not affect you in light of the Company’s decision to include certain optional provisions in the Texas Charter and the Texas Bylaws, as permitted by the TBOC.

Issue	Delaware	Texas
Fiduciary Duties	In Delaware, fiduciary duties are generally developed by case law.

In general, directors and officers are subject to the fiduciary duties of care and loyalty (which further include the duties of good faith, oversight, and disclosure).

The duty of care requires directors not to act with gross negligence, including, depending on the facts and circumstances, by being well-informed and gathering and considering reasonably available relevant information.

The duty of loyalty requires directors to act in good faith and under the belief that their actions will be best for the corporation and its stockholders.

Directors are “fully protected” if they rely in good faith upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation’s officers or employees, or committees of the board of directors, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.	In Texas, fiduciary duties are generally developed by case law.

Directors and officers owe fiduciary duties of loyalty, care, and obedience to the corporation.

The duty of care requires directors and officers be diligent and prudent in managing the company’s affairs and handle their duties with the care that an ordinarily prudent person would use under similar circumstances.

The duty of loyalty requires that directors and officers act in good faith and not allow their personal interests to prevail over the interests of the corporation and its shareholders.

The duty of obedience forbids directors and officers from committing ultra vires acts and from disobeying the law. While Delaware law does not describe directors as having “a duty of obedience,” Delaware law similarly provides for such restrictions.

Directors and officers may rely in good faith on information, opinions, reports, or statements, including financial statements and other financial data, prepared or presented by an officer or employee of the corporation, legal counsel, a certified public accountant, an investment banker, a person who the director or officer reasonably believes possesses professional expertise in the matter, or a committee of the corporation on which the director or officer does not serve.

Business Judgment Rule	Under Delaware law, directors and officers are generally protected by the business judgment rule, which is a presumption that in making a business decision the directors of a corporation acted on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the company. Under the business judgment rule, a court will generally not second-guess directors’ decisions unless the business judgment rule’s presumptions have been rebutted for the challenged decision. If the business judgment rule’s presumptions have been rebutted, directors will not be personally liable absent a finding of non-exculpated fiduciary misconduct. Personal liability for directors for breach of the duty of care cannot occur unless (i) the director acted with gross negligence and (ii) the certificate of incorporation lacks an applicable exculpation provision. The Delaware Charter has an exculpation provision which forecloses personal liability for monetary damages for breaches of the duty of care for directors.

Delaware courts apply enhanced scrutiny in certain scenarios involving the adoption of defensive measures, certain change of control transactions, and certain scenarios involving interference with stockholders’ voting rights. If enhanced scrutiny applies, the court generally reviews directors’ actions for reasonableness. Delaware courts apply the most stringent entire fairness standard of review where either (i) a majority of directors who made the challenged decision were interested or lacked independence from an interested party or (ii) certain transactions involving a conflicted controlling stockholder. However, the DGCL provides that if a statutory safe harbor applies, the act or transaction cannot be the subject of equitable relief or give rise to an award of money damages against directors, officers, or controlling stockholders.	For a corporation listed on a national securities exchange or that has elected in its governing documents to be governed by Section 21.419 of the TBOC (in either case, a “21.419 Corporation”) the TBOC codifies the business judgment rule and establishes a rebuttable presumption that directors and officers, in deciding upon matters of business, act in good faith, on an informed basis, in furtherance of the interests of the corporation, and in obedience to the law and the corporation’s governing law. The TBOC designates the business judgment rule as the governing standard for director and officer liability, including transactions with controlling shareholders. Under Section 21.419, neither a corporation nor its shareholders has a cause of action against a director or officer based on an act or omission in the person’s capacity as a director or officer unless: (1) the claimant rebuts one or more of the presumptions above; and (2) the claimant proves a breach of a duty owed as a director or officer and that the breach involved fraud, intentional misconduct, an ultra vires act, or a knowing violation of law. The presumptions established by Section 21.419 are in addition to any legal presumption arising under common law or the TBOC, in favor of any managerial official of a corporation to which this section applies.

The Texas Charter has an exculpation provision which forecloses personal liability for directors and officers’ duty of care breaches.

Issue	Delaware	Texas

Interested Party Transaction Approvals	Section 144 of the DGCL provides safe harbor procedures for acts or transactions in which one or more directors or officers as well as controlling stockholders and members of control groups have interests or relationships that might render them interested or not independent with respect to the act or transaction. If one of the statutory safe harbors applies, the act or transaction at issue may not be the subject of equitable relief or give rise to an award of damages against a director or officer. Section 144 of the DGCL provides that certain acts or transactions involving interested directors or officers will be protected if the act or transaction is (i) approved or recommended by a majority of the disinterested directors, either serving on the board of directors or a committee of the board of directors, acting in good faith, without gross negligence and with knowledge as to the material facts, (ii) approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders entitled to vote thereon, or (iii) fair to the corporation and its stockholders. If a majority of the directors are not disinterested directors with respect to the act or transaction, any such disinterested director approval or recommendation must be provided through a disinterested director committee that consists of two or more directors. The DGCL provides statutory definitions of what parties constitute a controlling stockholder or control group and safe harbor procedures that can be followed to insulate from challenge specified acts or transactions from which a controlling stockholder or control group receives a unique benefit.

A controlling stockholder transaction that does not constitute a “going private transition” may be entitled to the statutory safe harbor protection if it is (i) approved or recommended by a majority of the directors serving on a fully empowered committee of disinterested directors acting in good faith, without gross negligence and with knowledge of the material facts, (ii) approved or ratified by the informed and uncoerced vote of a majority of the votes cast by the disinterested stockholders entitled to vote thereon and is conditioned on such approval or ratification at or prior to the time it is submitted to stockholders, or (iii) fair to the corporation and its stockholders. A controlling stockholder transaction that constitutes a “going private transaction” may be entitled to the statutory safe harbor protection if items (i) and (ii) of the foregoing sentence are both obtained or the act or transaction is fair to the corporation and its stockholders. The DGCL provides criteria for determining the independence and disinterestedness of directors and stockholders and provides for a rebuttable presumption of independence where directors satisfy exchange rules for independence.	The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (i) one or more directors or officers of the corporation, or one or more affiliates or associates thereof, or (ii) an entity or other organization in which one or more directors or officers of the corporation, or one or more affiliates or associates thereof, is a “managerial official” or has a financial interest, is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (a) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by: (1) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum, or (2) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders, or (b) the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the shareholders.

The TBOC differs from the DGCL’s interested party transaction statute in that it expressly provides that if at least one of the above conditions is satisfied, neither the 21.419 Corporation nor any of the 21.419 Corporation’s shareholders will have a cause of action against any of the 21.419 Corporation’s directors or officers for breach of duty with respect to the making, authorization, or performance of the contract or transaction because the person had an applicable relationship or interest, unless the cause of action is permitted by Section 21.419 of the TBOC.

Issue	Delaware	Texas
Increasing or Decreasing Authorized Capital Stock, Including Number of Unissued Shares of a Series of Preferred Stock	Under the DGCL, except as provided below, the board cannot increase or decrease the amount of authorized capital stock without stockholder approval unless the increase in the number of authorized shares is in connection with a forward stock split, in which case the number of authorized shares can be increased up to an amount proportionate to the subdivision without stockholder approval, provided that the corporation only has one class of stock outstanding and such class is not divided into series (unless stockholder approval is expressly required by the certificate of incorporation). See “Comparison of Stockholder Rights under Delaware and Texas Law — Charter Amendments” below.

Unless otherwise provided in any a certificate of designations designating any series of preferred stock, the number of shares of stock of any such series may be increased (but not above the total number of authorized shares of the class) or decreased (but not below the number of shares thereof then outstanding) by resolution of the board of directors upon the filing of a certificate of increase or decrease with the Delaware Secretary of State. Unless otherwise provided in the certificate of incorporation, when no shares of any such series of preferred stock are outstanding, either because none were issued or because no issued shares of any series remain outstanding, the board of directors may eliminate such series of preferred stock by resolution of the board of directors upon the filing of a certificate with the Delaware Secretary of State.	Under the TBOC, once stock has been issued, the board cannot unilaterally increase or decrease the amount of authorized capital stock without shareholder approval unless (i) the increase in the number of authorized shares is in connection with a forward stock split, in which case the number of authorized shares can be increased to an amount proportionate to the same multiple by which the number of issued shares is subdivided as a result of the forward stock split without shareholder approval, or (ii) the decrease is in connection with a reverse stock split primarily for the purpose of maintaining the listing eligibility of the class of shares on any applicable national securities exchange, in which case the number of authorized shares can be decreased to an amount proportionate to the same multiple by which the number of issued shares is combined as a result of the reverse stock split without share-holder approval, provided in both cases that the corporation only has one class of stock outstanding and such class is not divided into series (unless shareholder approval is expressly required by the certificate of formation).

With respect to a series of shares of preferred stock established by the board of directors if authorized by the corporation’s certificate of formation (and subject thereto), unless the certificate of formation expressly restricts the board of directors from increasing or decreasing the number of unissued shares of a series to be established by the board of directors, the board of directors may increase or decrease the number of shares in each series to be established, except that the board of directors may not decrease the number of shares in a particular series to a number that is less than the number of shares in that series that are issued at the time of the decrease.

Number of Directors	Under the DGCL, the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors. If the certificate of incorporation fixes the number of directors, then a change in the number of directors shall be made only by amendment of the certificate of incorporation.	Under the TBOC, the number of directors shall be set by, or in the manner provided by, the certificate of formation or bylaws, except that the number of directors on the initial board of directors must be set by the certificate of formation.

The number of directors may be increased or decreased by amendment to, or as provided by, the certificate of formation or bylaws.

If the certificate of formation or bylaws do not set the number constituting the board of directors or provide for the manner in which the number of directors must be determined, the number of directors is the same as the number constituting the initial board of directors as set by the certificate of formation.

Issue	Delaware	Texas
Procedures for Filling Vacant Directorships	Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws: (i) vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; and (ii) whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

In the case of a Delaware corporation the directors of which are divided into classes, all directors chosen under (i) or (ii) of the above shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors shall be elected and qualified.	Under the TBOC, except as provided below with respect to class voting, vacancies may be filled by the affirmative vote of the majority of the remaining directors, even if less than a quorum, or by the election at an annual or special meeting of shareholders called for that purpose.

The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director’s predecessor in office.

Except as provided below with respect to class voting, a directorship to be filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

Unless otherwise authorized by a corporation’s certificate of formation, a vacancy or a newly created vacancy in a director position that the certificate of formation entitles the holders of a class or series of shares or group of classes or series of shares to elect may be filled only: (i) by the affirmative vote of the majority of the directors then in office elected by the class, series, or group; (ii) by the sole remaining director elected in that manner; or (iii) by the affirmative vote of the holders of the outstanding shares of the class, series, or group.

Committees	Under the DGCL, the board of directors may, by resolution, designate one or more committees, each consisting of one or more directors. The board may also designate one or more director(s) as alternate committee members who can replace any absent or disqualified member. The board can authorize any committee to have and to exercise all the powers and authority of the board in the management of the business, but no committee of a corporation formed before July 1, 1996 (such as the Company) may have power or authority with respect to: (i) amending the certificate of incorporation (except with respect to certificates of designations, to the extent authorized therein); (ii) adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets or recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution; (iii) amending the bylaws of the corporation; or (iv) unless the resolution, bylaws or certificate of incorporation expressly provides, declaring a dividend, authorizing the issuance of stock or adopting a certificate of ownership and merger.	Under the TBOC, the board of directors may designate committees composed of one or more directors if authorized by the certificate of formation or the bylaws of the corporation. Once appointed, a committee has the full authority of the board of directors, though such authority may be limited by the resolution that created the committee, the certificate of formation, the bylaws, or the TBOC. A committee cannot (i) amend the certificate of formation, except to establish a series of shares, change the number of shares in a series, or eliminate a series of shares; (ii) propose a reduction of stated capital; (iii) approve a plan of merger, share exchange, or conversion; (iv) recommend to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation not made in the ordinary course of business; (v) recommend to the shareholders a voluntary winding up and termination or revocation of such action; (vi) amend, adopt, or repeal bylaws; (vii) fill board vacancies; (viii) fill committee vacancies or designate alternate committee members; (ix) fill vacancies due to an increase in the number of directors; (x) elect or remove officers or committee members; (xi) set committee member compensation; or (xii) alter or repeal a board resolution that states that the board resolution cannot be amended or repealed by a committee.

The board of directors of a 21.419 Corporation may adopt resolutions that authorize the formation of a committee of independent and disinterested directors to review and approve transactions, whether or not contemplated at the time of the committee’s formation or a petition under Section 21.4161 of the TBOC, involving the 21.419 Corporation or any of its subsidiaries and a controlling shareholder, director, or officer.

Issue	Delaware	Texas
Special Meetings of the Stockholders	Under the DGCL, the board of directors, or any other one or more persons authorized in the certificate of incorporation or bylaws, may call a special meeting. Stockholders do not have a statutory right to call a special meeting, but the certificate of incorporation or bylaws for the corporation may provide for such right. Neither the Delaware Charter nor the Delaware By-Laws vests stockholders with the right to call special meetings.	Under the TBOC, special meetings of the shareholders of a corporation may be called by: (i) the president, the board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation; or (ii) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of the shares entitled to vote or, if no percentage is specified, at least 10% of all of the shares of the corporation entitled to vote at the proposed special meeting.

Under the TBOC, a corporation cannot prohibit its shareholders from calling a special meeting of shareholders.

Adjournment of Stockholder Meetings	Under the DGCL, unless the bylaws provide otherwise, a meeting of stockholders may be adjourned to another time or place without notice if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are: (i) announced at the meeting at which the adjournment is taken; (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication; or (iii) set forth in the notice of meeting.

Under the DGCL, if a meeting of stockholders is adjourned for more than 30 days, or if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting, or each stockholder of record entitled to vote at the adjourned meeting as of the new record date set for notice of the adjourned meeting, respectively.
At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.	Under the TBOC, unless the certificate of formation or bylaws provide otherwise, a meeting of shareholders may be adjourned due to lack of quorum until the time and to the place as may be determined by a vote of the holders of the majority of the shares who are present or represented by proxy at the meeting.

The TBOC does not have a specific provision on the notice for an adjourned meeting or the business that may be transacted at an adjourned meeting.

Generally, under the TBOC, the only business that may be conducted at a special meeting of the shareholders is business that is within the purpose or purposes described in the notice.

Voting by Proxy	Under the DGCL, a stockholder may authorize another person or persons to act for such stockholder by proxy. A proxy is valid for three years from its date unless a longer period is provided in the proxy.	Under the TBOC, a shareholder may authorize another person or persons to act for such shareholder by proxy. A proxy is valid for eleven months from its date of execution unless a longer period is provided in the proxy.

Issue	Delaware	Texas
Quorum and Required Vote	Under the DGCL, the certificate of incorporation or bylaws of a Delaware corporation may specify the number of shares and/or the amount of other securities having voting power the holders of which must be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than one-third of the shares of such class or series or classes or series.

In the absence of such specification in the certificate of incorporation or bylaws of the corporation: (i) a majority in voting power of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders; (ii) in all matters other than the election of directors, the affirmative vote of the majority in voting power of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (iii) directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and (iv) where a separate vote by a class or series or classes or series is required, a majority in voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.

A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.
Under the TBOC, subject to the following sentence, the holders of the majority of the shares entitled to vote at a meeting of the shareholders of a Texas corporation that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting. The certificate of formation of a corporation may provide that a quorum is present only if: (i) the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy; or (ii) the holders of a specified portion of the shares that is less than the majority but not less than one-third of the shares entitled to vote are represented at the meeting in person or by proxy.

The certificate of formation or bylaws of a corporation may provide that a director of a corporation shall be elected only if the director receives: (i) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors; (ii) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors and represented in person or by proxy at a meeting of shareholders at which a quorum is present; or (iii) the vote of the holders of a specified portion, but not less than the majority, of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present. If no standard is specified, directors of a corporation shall be elected by a plurality of the votes cast.

Subject to the following sentence, with respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting of a corporation at which a quorum is present is the act of the shareholders. With respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the certificate of formation or bylaws of a corporation may provide that the act of the shareholders of the corporation is: (i) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter; (ii) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter and represented in person or by proxy at a shareholders’ meeting at which a quorum is present; (iii) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting at which a quorum is present; or (iv) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting at which a quorum is present.

Issue	Delaware	Texas
Stockholder Vote for Fundamental Business Transactions	Under the DGCL, a majority in voting power of the outstanding stock of the corporation entitled to vote thereon generally must approve fundamental changes, such as: (i) certain mergers or consolidations; (ii) a sale, lease, or exchange of all or substantially all of the corporation’s assets (provided that no stockholder authorization or consent is required (a) to mortgage or pledge the corporation’s property and assets unless the certificate of incorporation so requires or (b) where the property or assets in the sale, lease or exchange is collateral that secures a mortgage or is pledged to a secured party and certain additional conditions are met); (iii) dissolution; (iv) conversion of a domestic corporation to other entities; and (v) transfer, domestication or continuance of a domestic corporation to a foreign jurisdiction. The certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL.

There is no specific quantity or percentage that definitively governs whether a given portion of assets to be sold constitutes substantially all of assets. Instead, the inquiry hinges on a fact-intensive evaluation of whether the assets to be sold are quantitatively and qualitatively vital to the business of the corporation.
Under the TBOC, unless otherwise provided for in the TBOC or the certificate of formation of a corporation, shareholders holding at least two-thirds of the outstanding shares entitled to vote on the matter must typically approve fundamental business transactions such as: (i) a merger; (ii) an exchange; (iii) a conversion; or (iv) a sale of all or substantially all of the corporation’s assets that is not made in the usual and regular course of the corporation’s business. No approval is required, however, for a sale of assets made in the usual and regular course of the corporation’s business. Under the TBOC, even the transfer of substantially all of a corporation’s assets is deemed not to require shareholder approval if the corporation continues directly or indirectly to engage in one or more businesses.

The certificate of formation can provide for a different threshold of approval for fundamental business transactions, but not less than a majority of the shares entitled to vote.

Except as otherwise provided by the TBOC, if a class or series of shares is entitled to vote as a class or series on a fundamental business transaction, the affirmative vote of the holders of at least two-thirds of the outstanding shares in each such class or series of shares entitled to vote on the transaction as a class or series is also required to approve the fundamental business transaction, unless a different threshold, not less than a majority, is specified in the certificate of formation. Shares entitled to vote as a class or series are only entitled to vote as a class or series on the fundamental business transaction unless that class or series is otherwise entitled to vote on each matter submitted to the shareholders generally or is otherwise entitled to vote under the certificate of formation.

The TBOC allows a corporation to provide in its certificate of formation that all shares vote as a single class for the purpose of approving any matter, even in transactions that would otherwise require approval by separate class vote.

Issue	Delaware	Texas
Business Combinations Statute	Under the DGCL, unless a Delaware corporation’s certificate of incorporation or bylaws (original, or approved by stockholders) provide otherwise, Delaware corporations that have a class of voting stock listed on a national securities exchange or held of record by 2,000 or more persons are prohibited from entering into any “business combination” with any “interested stockholder” for a period of three years following the time that such stockholder became an interested stockholder. The DGCL generally defines a “business combination” as (i) certain mergers and consolidations; (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets or the outstanding stock of a company; (iii) certain transactions that would result in the issuance or transfer of stock of the corporation to an interested stockholder; (iv) certain transactions that have the effect, directly or indirectly, of increasing the proportionate share of stock of the corporation which is owned by the interested stockholder, subject to exceptions; and (v) any receipt by the interested stockholder of the benefit, directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation, subject to certain exceptions.

“Interested stockholder” is generally defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the outstanding voting stock of a Delaware corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period before the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person, in each case subject to certain exceptions.

The DGCL provides an exception to this prohibition if: (i) the corporation’s board of directors approved either the business combination or the transaction in which the interested stockholder became an interested stockholder prior to the date the interested stockholder became an interested stockholder; (ii) the interested stockholder acquired at least 85% of the voting stock of that company (excluding shares owned by persons who are directors and also officers, and employee stock plans in which participants do not have the right to determine whether shares will be tendered in a tender or exchange offer) in the transaction in which it became an interested stockholder; or (iii) the business combination is approved by the board of directors and the affirmative vote of at least two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting (and not by written consent).

A corporation may expressly elect in its certificate of incorporation to not be governed by this statute.
Under the TBOC, a Texas “issuing public corporation” is generally prohibited from, directly or indirectly, entering into (i) mergers, share exchanges or conversions with an affiliated shareholder or other entity that after such transaction would be an affiliate or associate of an affiliated shareholder, and certain other entities, (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of such corporation, (b) the aggregate market value of the outstanding voting stock of such corporation or (c) the earning power or net income of such corporation on a consolidated basis, (iii) certain transactions that would result in the issuance or transfer of shares of such corporation to an affiliated shareholder or an affiliate or associate, (iv) liquidation or dissolution plans or proposals with an affiliated shareholder or an associate or an affiliate of an associate of an affiliated shareholder, (v) certain transactions, including reclassifications of securities or other share distributions or recapitalizations, that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the issuing public corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional share adjustments or (vi) loans, advances, guarantees, pledges, or other financial assistance or a tax credit or other tax advantages the recipient of which is an affiliated shareholder or an affiliate or associate of an affiliated shareholder, in each case, with an “affiliated shareholder” or any affiliate or associate of the “affiliated shareholder” for a period of three years after the date the shareholder obtained “affiliated shareholder” status.

“Affiliated shareholder” is generally broadly defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting stock of an issuing public corporation.

“Issuing public corporation” means a Texas corporation that has: (i) 100 or more shareholders of record as shown by the share transfer records of the corporation; (ii) a class or series of the corporation’s voting shares registered under the Exchange Act (15 U.S.C. Section 77b et seq.), as amended; or (iii) a class or series of the corporation’s voting shares qualified for trading on a national securities exchange.

The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder; or (ii) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership.

The TBOC expressly provides that the foregoing shareholder approval may not be by written consent.

A corporation may expressly elect in its certificate of formation to not be governed by this statute.

Issue	Delaware	Texas
Charter Amendments	Under the DGCL, subject to limited exceptions, an amendment to the certificate of incorporation must be approved by (i) the board of directors and (ii) the holders of a majority of a Delaware corporation’s outstanding stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number. Whether or not entitled to vote by the certificate of incorporation, the holders of the outstanding shares of a class are entitled to vote as a class on a proposed amendment, if the amendment would (i) increase or decrease the aggregate number of authorized shares of such class; (ii) increase or decrease the par value of the shares of such class; or (iii) alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely. However, the DGCL permits corporations to provide in their certificate of incorporation that no separate class vote(s) shall be required to increase or decrease the aggregate number of authorized shares of such class, in which case a share increase/decrease amendment would instead be approved by the holders of all outstanding shares, voting together as a single class.

In addition, unless otherwise expressly required by the certificate of incorporation: (i) no meeting or vote of stockholders is required to adopt an amendment that reclassifies by subdividing the issued shares of a class of stock into a greater number of issued shares of the same class of stock (and, in connection therewith, such amendment may increase the number of authorized shares of such class of stock up to an amount proportionate to the subdivision), provided the corporation has only one class of stock outstanding and such class is not divided into series; and (ii) an amendment to increase or decrease the authorized number of shares of a class of capital stock or an amendment to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares of the same class of stock may be made and effected, without obtaining the vote or votes of stockholders otherwise required if: (a) the shares of such class are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective, (b) at a properly called meeting, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken for and against the proposed amendment, and the votes cast for the amendment exceed the votes cast against the amendment, and (c) if the amendment increases or decreases the authorized number of shares of a class of capital stock for which no provision in the certificate of incorporation has been made in accordance with the DGCL, the votes cast for the amendment by the holders of such class exceed the votes cast against the amendment by the holders of such class.	Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of the Texas corporation entitled to vote thereon, unless a different threshold, not less than a majority, is specified in the certificate of formation.

If a class or series of shares is entitled to vote as a class or series on an amendment to the certificate of formation, the affirmative vote of the holders of at least two-thirds (unless a different threshold, not less than a majority, is specified in the certificate of formation) of the outstanding shares in each such class or series of shares entitled to vote on the amendment as a class or series is also required to approve an amendment to the certificate of formation, although the TBOC allows corporations to provide in their certificate of formation that all shares vote as a single class for such an amendment. In addition, the TBOC allows corporations to provide in their certificate of formation that no separate class vote(s) shall be required to increase or decrease the aggregate number of authorized shares of a class, in which case a share increase/decrease amendment would instead be approved by the holders of a majority of all outstanding shares entitled to vote thereon, voting together as a single class.

Bylaw Amendments	Under the DGCL, stockholders of a Delaware corporation entitled to vote have the right to amend, repeal or adopt the bylaws. If a Delaware corporation’s certificate of incorporation so provides, the Delaware corporation’s board of directors may also have the right to amend, repeal or adopt the bylaws.	Generally, under the TBOC, the board of directors may amend, repeal or adopt bylaws. However, the shareholders may amend, repeal or adopt bylaws even if the directors also have that power, and a Texas corporation’s certificate of formation may wholly or partly reserve the power to amend, repeal or adopt bylaws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw.

Issue	Delaware	Texas
Dividends and Distributions	Under the DGCL, a Delaware corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the capital of the corporation is less than the capital represented by issued and outstanding stock having preferences on asset distributions.

A Delaware corporation may not pay dividends if doing so would render the corporation insolvent in the sense that its liabilities exceed its assets or it could not pay its debts as they come due, and also may not pay dividends if doing so would impair the corporation’s ability to continue as a going concern.
Under the TBOC, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares or a split-up or division of the issued shares of a class of a corporation into a larger number of shares within the same class that does not increase the stated capital of the corporation), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of a Texas corporation’s outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets.

Under the TBOC, a Texas corporation may not make a distribution if such distribution violates its certificate of formation, if the corporation’s surplus is less than the amount of the corporation’s stated capital (as determined by the TBOC) or, unless a Texas corporation is in receivership or the distribution is made in connection with the winding up and termination of the Texas corporation, if it either renders the Texas corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the Texas corporation, or, subject to certain exceptions, if the distribution will be made to shareholders of another class or series.

Stock Redemption and Repurchase	Under the DGCL, a Delaware corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A Delaware corporation may, however, purchase or redeem out of capital shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced. However, a corporation may not purchase redeemable shares for a price greater than that at which they would be redeemed.

	In addition, a Delaware corporation may not effect a repurchase or redemption if doing so would render the corporation insolvent in the sense that its liabilities exceed its assets or it could not pay its debts as they come due, and also may not repurchase or redeem shares if doing so would impair the corporation’s ability to continue as a going concern.	As noted above, under the TBOC, the purchase or redemption by a Texas corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.

Issue	Delaware	Texas
Ratification	Under the DGCL, there is a codified ratification process for defective corporate actions.

The board of directors must adopt a resolution ratifying the defective corporate action and, if stockholder approval would have been required for the defective corporate action to have been taken, the defective corporate action must be submitted to stockholders for approval.

In addition to the foregoing, under the DGCL, the corporation, any successor entity to the corporation, any director, or certain stockholders may apply to the Delaware Court of Chancery for an order determining the validity and effectiveness of defective corporate acts, including, without limitation, to confirm whether a prior ratification was effective, whether a defective corporate act may be validated even if not previously ratified. In connection with such applications, the Delaware Court of Chancery has broad discretion to fashion appropriate relief, including, without limitation, declaring ratifications effective, validating and declaring effective any defective corporate act, and making such other orders regarding such matters as it deems proper under the circumstances.	Under the TBOC, there is a codified ratification process for defective corporate acts.

The board of directors must adopt a resolution and then submit the ratified defective corporate act for shareholder approval (which shareholder approval is subject to certain exceptions). In the absence of actual fraud in the transaction, the judgment of the board of directors of a Texas corporation that shares of the Texas corporation are valid shares or putative shares is conclusive, unless otherwise determined by a Texas district court or the Texas Business Court.

Issue	Delaware	Texas
Inspection of Books and Records	Under the DGCL, any stockholder may inspect, and make copies and extracts from, a Delaware corporation’s books and records during normal business hours for any proper purpose (defined to mean a purpose reasonably related to the stockholder’s interest as a stockholder) upon written demand under oath stating the purpose of the inspection. The DGCL defines “books and records” to mean a specific set of materials that includes, without limitation, the governing documents, certain agreements with stockholders, minutes of certain board and stockholder meetings, certain communications with stockholders generally, certain actions by written consent of the board and stockholders, annual financial statements for the past three years and director independence questionnaires. The stockholder may only inspect books and records if the stockholder’s demand is made in good faith, is for a proper purpose, and describes with reasonable particularity the stockholder’s purpose and the books and records sought.

The DGCL provides that the corporation may impose reasonable restrictions on the confidentiality, use, and distribution of books and records and may require the stockholder to stipulate that any books and records received are deemed incorporated by reference in any follow-on complaint in a plenary action relating to the subject matter of the demand.

If a Delaware corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to a Delaware court for an order to compel such inspection.

Delaware courts may not order inspection of any documents beyond those defined as “books and records” unless either of two exceptions applies. First, if the corporation does not have certain materials defined as “books and records,” a Delaware court may order the production of their functional equivalent only if and to the extent the stockholder has met other requirements of the books and records statute and only to the extent necessary and essential to fulfill the stockholder’s proper purpose. Second, a Delaware court may order production of additional materials only if (i) the stockholder has met other requirements of the books and records statute, (ii) the stockholder made a showing of compelling need for such materials, and (iii) the stockholder has demonstrated by clear and convincing evidence that such materials are necessary and essential to further their proper purpose.	Under the TBOC, a shareholder may inspect certain books and records of a Texas corporation during normal business hours upon written demand stating a proper purpose if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months prior to such demand.

If a Texas corporation refuses to allow a person to examine and make copies of account records, minutes, and share transfer records under the TBOC, the Texas corporation is liable to the shareholder for any cost or expense, including attorney’s fees, incurred in enforcing the shareholder’s rights under the TBOC to examine such materials.

A Texas corporation may defend against an inspection action by establishing that the shareholder: (i) has sold or offered for sale, or has aided or abetted a person in procuring a list of shareholders or of holders of voting trust certificates for the purpose of selling, a list of shareholders or of holders of voting trust certificates for shares of the Texas corporation or any other corporation within the two years preceding the date the action is brought; (ii) has improperly used information obtained through prior examination of the books, account records, minutes, or share transfer records of the corporation or any other corporation; or (iii) was not acting in good faith or for a proper purpose in making the request.

The TBOC (i) provides that emails, text messages, and social media information are not considered corporate records unless effectuating a corporate action and (ii) deems written demands from shareholders of a 21.419 Corporation to inspect corporate records to not be for proper purpose if they are made in connection with active or pending derivative suits or litigation involving the corporation as an adversarial party.

Issue	Delaware	Texas
Limitation of Personal Liability of Directors, Officers and Controlling Stockholders	Under the DGCL, a Delaware corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision does not eliminate or limit the liability of: (i) a director or officer breaching the duty of loyalty to the corporation or its stockholders; (ii) a director or officer failing to act in good faith or engaging in intentional misconduct or a knowing violation of law; (iii) a director declaring an illegal dividend or approving an illegal stock purchase or redemption; (iv) a director or officer obtaining an improper personal benefit from the corporation; or (v) an officer in any action by or in the right of a Delaware corporation.

The DGCL further provides that controlling stockholders and control groups, in their capacity as such, cannot be liable for monetary damages for breach of the fiduciary duty of care.
Under the TBOC, a Texas corporation is permitted to provide that a director or officer is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a director or officer, respectively.

The TBOC does not, however, permit any limitation of the liability of a director or officer for: (i) a breach of the duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the director or officer obtains an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (iv) an act or omission for which the liability of a director or officer is expressly provided by an applicable statute (such as wrongful distributions).

The TBOC also provides that 21.419 Corporations and their shareholders would not have a cause of action against a director or officer of the 21.419 Corporation as a result of any act or failure to act, unless: (i) the presumption of the business judgment rule is rebutted; (ii) the director’s or officer’s act or failure to act constituted a breach of a fiduciary duty; and (iii) such breach involved fraud, intentional misconduct, an ultra vires act, or a knowing violation of law.

Considerations by Directors Permitted by Statute	Under the DGCL, except for corporations that have opted to become public benefit corporations, directors of Delaware corporations do not have any express statutory authority to consider constituencies beyond stockholders when discharging their fiduciary duties. Delaware case law provides that fiduciary duties generally require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders and that directors can consider the interests of other constituencies so long as doing so serves the ultimate goal of value maximization.	Under the TBOC, in discharging the duties of a director and in considering the best interests of the corporation, a director is entitled to consider the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.

In discharging the duties of a director or officer under the TBOC or otherwise, a director or officer of a corporation is entitled to consider any social purpose specified in the corporation’s certificate of formation. In addition, the TBOC provides that nothing in the applicable section thereof prohibits or limits a director or officer of a corporation that does not have a social purpose specified as a purpose in the corporation’s certificate of formation from considering, approving, or taking an action that promotes or has the effect of promoting a social, charitable, or environmental purpose.

Issue	Delaware	Texas
Business Opportunities	Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own. Factors to be considered include: (i) whether the corporation is financially able to exploit the opportunity; (ii) if the opportunity is within the corporation’s line of business; (iii) whether the corporation has an interest or expectancy in the opportunity; and (iv) whether by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to the officer’s or director’s duties to the corporation.

The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.	Texas law generally follows the Delaware corporate opportunity doctrine.

The TBOC permits a Texas entity to renounce, in its certificate of formation or by action of its board of directors, an interest or expectancy of the entity in, or an interest or expectancy of the entity in being offered an opportunity to participate in, specified business opportunities or a specified class or category of business opportunities presented to the entity or one or more of its directors, officers or owners.

Indemnification of Directors and Officers	Under the DGCL, a Delaware corporation is permitted to indemnify any person who is a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party or threatened to be made a party, provided such person acted in good faith and in a manner the person reasonably believed was in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, that he or she had no reasonable cause to believe his or her conduct was unlawful.

In connection with any threatened, pending or completed action or suit by or in the right of the corporation involving a person who is or was a director, officer, employee or agent, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, a Delaware corporation has the power to indemnify such a person who is a party or is threatened to be made a party for expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit: (i) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) if such person is found liable to the corporation, only to the extent the Court of Chancery or the court in which such action or suit was brought determined that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. This is not exclusive of any other indemnification rights that may be granted by a Delaware corporation to its directors, officers, employees or agents.	Under the TBOC, a Texas corporation is permitted to indemnify a director, former director, or delegate who was, is, or is threatened to be made a respondent in a proceeding, against judgments and against expenses (other than a judgment) reasonably and actually incurred by the person in connection with a proceeding if the person: (i) acted in good faith; (ii) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful.

If, however, the person is found liable to a Texas corporation, or is found liable on the basis that he or she received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, and which excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. Furthermore, no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation; (ii) breach of the person’s duty of loyalty owed to the corporation; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

A corporation may indemnify and advance expenses to a person who is not a director, including an officer, employee or agent, as provided by: (a) the corporation’s governing documents; (b) general or specific action of the corporation’s board of directors; (c) resolution of the shareholders; (d) contract; or (e) common law.

Issue	Delaware	Texas
Advancement of Expenses	Under the DGCL, expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in Section 145 of the DGCL.	Under the TBOC, a corporation may pay or reimburse reasonable expenses incurred by a present director or delegate who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding without making the determinations required for permissive indemnification after the corporation receives: (i) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification; and (ii) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC.

Procedure for Indemnification	Under the DGCL, a determination that indemnification of a director or officer is appropriate generally must be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by the stockholders.	Under the TBOC, a determination that indemnification is appropriate generally must be made: (i) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum; (ii) by a majority vote of a special committee of the board of directors if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent, regardless of whether such directors constitute a quorum, and is composed solely of one or more directors who are disinterested and independent; (iii) by special legal counsel selected by majority vote under (i) or (ii) above; (iv) by the shareholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent; or (v) by a unanimous vote of the shareholders of the corporation.

Mandatory Indemnification	The DGCL requires indemnification for expenses (including attorneys’ fees) actually and reasonably incurred with respect to any claim, issue or matter on which the director or “officer” (as defined for purposes of Section 145(c) of the DGCL) is successful on the merits or otherwise, in the defense of the proceeding.	The TBOC requires indemnification for reasonable expenses actually incurred only if the director is wholly successful, on the merits or otherwise, in the defense of the proceeding.

Selection of Forum/Venue	Under the DGCL, a Delaware corporation’s certificate of incorporation or bylaws may require, consistent with applicable jurisdictional requirements, that any or all internal corporate claims shall be brought solely and exclusively in any or all of the courts in Delaware, and no provision of a Delaware corporation’s certificate of incorporation or bylaws may prohibit bringing such claims in the courts of Delaware.

“Internal corporate claims” means claims, including claims in the right of the corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity; or (ii) as to which the DGCL confers jurisdiction upon a Delaware court.

With respect to claims that are not internal corporate claims, the certificate of incorporation or bylaws may require stockholders, when acting in their capacity as stockholders or in the right of the corporation, to bring any or all such claims only in 1 or more prescribed forums or venues, if such claims relate to the business of the corporation, the conduct of its affairs, or the rights or powers of the corporation or its stockholders, directors or officers; provided that such requirement is consistent with applicable jurisdictional requirements and allows a stockholder to bring such claims in at least 1 court in Delaware that has jurisdiction over such claims.	Under the TBOC, the governing documents of a Texas entity may require, consistent with applicable state and federal jurisdictional requirements, that any internal entity claims shall be brought only in a court in Texas.

“Internal entity claim” means a claim of any nature, including a derivative claim in the right of an entity, that is based on, arises from, or relates to the internal affairs of the entity. Internal affairs include the rights, powers, and duties of the entity’s governing persons, officers, owners, and members, and matters relating to the entity’s membership or ownership interests.

The TBOC allows a corporation to identify a particular court in Texas as its sole venue, subject to jurisdictional limits.

Issue	Delaware	Texas
Pre-Suit Demand in Derivative Suits	Under Delaware court rules and case law, in order for a stockholder to commence a derivative action on behalf of the corporation, the stockholder must (i) make a demand on the company’s board of directors or (ii) show that demand would be futile. Demand will be deemed futile if at least half the members of the board of directors in receipt of the demand (i) received a material personal benefit from the alleged misconduct that is the subject of the litigation demand, (ii) faces a substantial likelihood of liability on any of the claims that would be the subject of the litigation demand, or (iii) lacks independence from someone who received a material personal benefit from the alleged misconduct that would be the subject of the litigation demand or who would face a substantial likelihood of liability on any of the claims that are the subject of the litigation demand.

If demand is excused, the board of directors of a Delaware corporation may form an independent special litigation committee to take control of the litigation. If demand is received and the board of directors or a board committee refuses to pursue litigation, the business judgment rule applies to the decision of the board of directors or board committee.	Texas is a universal demand jurisdiction. Under the TBOC, the focus is on harm to the corporation rather than the Delaware standard of futility. A shareholder may not institute a derivative proceeding until the 91st day after the date on which a written demand is filed with the corporation stating with particularity the act, omission or other matter that is the subject of the claim or challenge and requesting that the corporation take suitable action.

The foregoing waiting period is not required or, if applicable, will terminate if (i) the shareholder has been notified that the demand has been rejected by the corporation, (ii) the corporation is suffering irreparable injury, or (iii) irreparable injury to the corporation would result by waiting for the expiration of the 90-day period.

Stock Ownership Requirement for Derivative Suits; Jury Trials	Under the DGCL, subject to limited exceptions, a stockholder may not institute or maintain a derivative suit unless the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder’s stock thereafter devolved upon such stockholder by operation of law, and the plaintiff maintains such ownership throughout the litigation. A limited number of Delaware corporations may have included an ownership threshold for derivative claims in their bylaws, however, Delaware courts have not opined on the enforceability of these provisions.

Jury trials are generally not available in the Delaware Court of Chancery, which is the venue in which stockholder suits relating to the internal affairs of a Delaware corporation are typically filed.
Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless: (i) the shareholder was a shareholder of the corporation at the time of the transaction in question, or became a shareholder by operation of law originating from a person that was a shareholder at the time of the transaction in question; and (ii) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation. The TBOC allows corporations with common shares listed on a national securities exchange and corporations with over 500 shareholders that have elected to be governed by Section 21.419 of the TBOC to set an ownership threshold in their governing documents (not to exceed 3% of outstanding shares) that shareholders must satisfy to bring a derivative claim.

The TBOC allows a Texas corporation to include a waiver of jury trial in its certificate of formation or bylaws, and that such waiver will constitute a knowing waiver if enforced against a party approving the certificate of formation or bylaws or acquiring a security after the adoption of such certificate of formation or bylaws, continuing to hold a security of a public company after such certificate of formation or bylaws are adopted or by other methods permitted under law.

Issue	Delaware	Texas
Dissent and Appraisal Rights	Under the DGCL, a stockholder or “beneficial owner” (as defined in Section 262 of the DGCL) of a corporation that is a constituent in a merger, consolidation, conversion, domestication, transfer, or continuance may, under certain circumstances, be entitled to appraisal rights pursuant to which the stockholder may receive cash in the amount of the fair market value of their shares as determined by a Delaware court.

Under the DGCL, stockholders have no appraisal rights in the event of a merger, consolidation, conversion, domestication, transfer or continuance if (i) prior to the effective time of the transaction the stock of the corporation is listed on a national securities exchange or is held of record by more than 2,000 stockholders, and (ii) in the merger, consolidation conversion, domestication, transfer or continuance, they receive solely shares of stock of the surviving corporation or entity or of any other corporation that at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders.
Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange, if: (i) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate: (a) listed on a national securities exchange, or (b) held of record by at least 2,000 owners, (ii) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive, and (iii) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than: (a) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are: (i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance, or (ii) held of record by at least 2,000 owners, (b) cash instead of fractional ownership interests the owner would otherwise be entitled to receive, or (c) any combination of the ownership interests and cash above.

Independence of Corporate Statute	Delaware does not have an analogous statute.	The TBOC prohibits the plain meaning of the statutes under the TBOC from being supplanted, contravened, or modified by the laws or judicial decisions of any other jurisdiction.

Judicial Certification of Committees and Panels	Delaware does not have an analogous statute.	The TBOC permits corporations to request a court, at the start of a transaction or investigation of a derivative claim, to judicially determine the independence and disinterestedness of directors on special committees reviewing transactions or individuals on panels reviewing derivative claims. Future challenges to independence or disinterestedness would require new facts.

Issue	Delaware	Texas

Stock Ownership Requirements for Stockholder Proposals	The DGCL does not expressly provide for the inclusion of provisions in the certificate of incorporation or bylaws that require stockholders to hold a minimum number of shares of such corporation to submit a proposal on a matter to the stockholders for approval at a stockholder meeting.	The TBOC permits a “nationally listed corporation” (as defined in the TBOC and described below) to impose stock ownership requirements on shareholders to be eligible to submit a proposal on a matter (other than director nominations and procedural resolutions ancillary to the conduct of a shareholder meeting) to the shareholders of such corporation for approval at a shareholder meeting. If a corporation elects to be governed by the applicable provision of the TBOC, a shareholder or group of shareholders may submit a proposal on a matter to the shareholders of such corporation for approval at a meeting of shareholders only if such shareholder or group of shareholders holds an amount of shares entitled to vote at such meeting equal to at least $1,000,000 in market value or 3% of the total number of shares to vote at such meeting, has held such amount for a continuous period of at least six months before the date of the meeting, holds such amount throughout the meeting and solicits the holders of shares representing at least 67% of the voting power of shares entitled to vote on the proposal at the shareholder meeting.

A corporation seeking to adopt an amendment imposing such stock ownership requirements for shareholder proposals must provide notice to shareholders of the proposed adoption in any proxy statement provided to shareholders preceding the amendment’s adoption and include in any proxy statement provided to shareholders specific information about the process by which a shareholder or group of shareholders may submit a proposal on a matter requiring shareholder approval, including information for how shareholders may contact other shareholders for the purpose of satisfying the ownership requirements under such amendment.

Under the TBOC, “nationally listed corporation” means a corporation with a class of equity securities registered under Section 12(b) of the Exchange Act that is admitted to listing on a national securities exchange and either (i) has its principal office in the State of Texas or (ii) is admitted to listing on a stock exchange that either (a) has its principal office in the State of Texas, or (b) has received approval by the securities commissioner of the State of Texas.
No Impact on NYSE Listing or SEC Reporting Obligations
We will continue to be a publicly traded company following completion of the Texas Reincorporation, and the Delaware Corporation Common Stock will continue to be listed on NYSE as the Texas Corporation Common Stock and traded under the symbol “GRNT.” The Company will continue to file required periodic reports and other documents with the SEC. We do not expect any interruption in trading as a result of the Texas Reincorporation. We and our stockholders will be in the same respective positions under the federal securities laws after the Texas Reincorporation as we and our stockholders were prior to the Texas Reincorporation.
No Material Accounting Implications
Effecting the Texas Reincorporation will not have any material accounting implications.
No Exchange of Stock Certificates Required
Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of Delaware Corporation Common Stock will automatically be converted into one share of

Texas Corporation Common Stock, and stock certificates will represent the same number of shares of the Texas Corporation as they represented of the Delaware Corporation.
Certain U.S. Federal Income Tax Consequences of the Texas Reincorporation
The following summarizes certain U.S. federal income tax consequences of the Texas Reincorporation to U.S. holders (as defined below) of Delaware Corporation Common Stock, each share of which is converted into one outstanding share of Texas Corporation Common Stock in connection with the Texas Reincorporation.
This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the U.S. Treasury regulations promulgated under the Code, judicial interpretations thereof and published rulings and other positions of the U.S. Internal Revenue Service (“IRS”), each as in effect as of the date of this proxy statement, and all of which are subject to change or differing interpretation (possibly with retroactive effect). Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. The U.S. federal income tax laws are complex and subject to varying interpretation. The Company has not sought, and does not intend to seek, any ruling from the IRS with respect to the statements made and the positions or conclusions described in the following summary, and there can be no assurance the IRS or a court will not take a contrary position.
The following discussion applies only to U.S. holders that hold their shares as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any tax consequences arising under the laws of any U.S. state or local or non-U.S. jurisdiction or under any U.S. federal laws other than those pertaining to U.S. federal income tax. In addition, it does not address any alternative minimum tax consequences of the Texas Reincorporation or the potential application of the Medicare contribution tax on net investment income. Furthermore, this discussion does not address all aspects of U.S. federal income taxation that may be relevant to a holder in light of its particular circumstances or that may be applicable to a holder that is subject to special treatment under the U.S. federal income tax laws, such as:
•a bank, thrift, mutual fund, or other financial institution;
•an insurance company;
•a tax-exempt organization or governmental organization;
•an entity or arrangement treated as a partnership or other pass-through entity for U.S. federal income tax purposes (or a holder of interests therein);
•a regulated investment company;
•a real estate investment trust;
•a dealer or broker in stocks, securities, commodities or currencies;
•a trader in securities that elects to use a mark-to-market method of accounting;
•a holder of Delaware Corporation Common Stock who holds Delaware Corporation Common Stock as part of a hedge, straddle, appreciated financial position, constructive sale, conversion or other integrated investment or risk reduction transaction;
•a holder of Delaware Corporation Common Stock who actually or constructively holds (or actually or constructively held at any time during the five year period ending on the date of the Texas Reincorporation) more than 5% (by vote or value) of any class of Delaware Corporation stock;
•a holder of Delaware Corporation Common Stock who acquired or holds its shares of Delaware Corporation Common Stock through the exercise of employee state options or otherwise as compensation or through a tax-qualified retirement plan or other individual retirement or other tax-deferred accounts;
•a person that is not a U.S. holder;
•a person subject to special tax accounting rules (including rules requiring recognition of gross income based on a taxpayer’s applicable financial statement); or

•certain former citizens or long-term residents of the United States or a person that has a functional currency other than the U.S. dollar.
THE TAX CONSEQUENCES OF THE TEXAS REINCORPORATION TO A DELAWARE CORPORATION STOCKHOLDER MAY BE COMPLEX AND WILL DEPEND ON SUCH STOCKHOLDER’S SPECIFIC SITUATION AND FACTORS NOT WITHIN DELAWARE CORPORATION’S CONTROL. ALL DELAWARE CORPORATION STOCKHOLDERS ARE STRONGLY ENCOURAGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE TEXAS REINCORPORATION TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE OR LOCAL OR NON-U.S. TAX LAWS AND OF POTENTIAL CHANGES IN SUCH LAWS.
For purposes of this discussion, a “U.S. holder” is a beneficial owner of Delaware Corporation Common Stock that, for U.S. federal income tax purposes, is:
•an individual who is a citizen or resident of the United States;
•a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•an estate the income of which is subject to U.S. federal income tax regardless of its source; or
•a trust (i) the administration of which is subject to the primary supervision of a U.S. court and which has one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) who have the authority to control all substantial decisions of the trust or (ii) which has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.
If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Delaware Corporation Common Stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partner and the partnership and certain determinations made at the partnership or partner level. Accordingly, if you are a partner in a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) that holds Delaware Corporation Common Stock, you should consult your tax advisor regarding the tax consequences to you of the Texas Reincorporation.
Assuming that the Texas Reincorporation is completed as currently contemplated, the Company intends that the Texas Reincorporation qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Company intends to report the Texas Reincorporation consistent with such qualification. It is not a condition to the Company’s obligation to complete the Texas Reincorporation (as currently contemplated) that the Texas Reincorporation so qualify as a reorganization. Moreover, the Company has not sought, and does not intend to seek, any ruling from the IRS regarding the qualification of the Texas Reincorporation as a reorganization. As a result, there can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to the treatment of the Texas Reincorporation as a reorganization. Assuming the Texas Reincorporation qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:
•A U.S. holder generally will not recognize any gain or loss for U.S. federal income tax purposes upon the conversion of Delaware Corporation Common Stock into Texas Corporation Common Stock in connection with the Texas Reincorporation.
•The aggregate tax basis of the shares of Texas Corporation Common Stock received by a U.S. holder in the Texas Reincorporation will generally equal such U.S. holder’s aggregate tax basis of the shares of Delaware Corporation Common Stock converted into such shares of Texas Corporation Common Stock.
•The holding period of the shares of Texas Corporation Common Stock received by a U.S. holder in the Texas Reincorporation will generally include the holding period of the shares of Delaware Corporation Common Stock converted into such shares of Texas Corporation Common Stock.
If a U.S. holder holds different blocks of Delaware Corporation Common Stock (generally, Delaware Corporation Common Stock acquired on different dates or at different prices), such U.S. holder should consult with its tax advisor with respect to the determination of the tax bases and/or holding periods of the particular shares of Delaware Corporation Common Stock converted into shares of Texas Corporation Common Stock in connection with the Texas Reincorporation.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES TO U.S. HOLDERS. IT IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX CONSEQUENCES THAT MAY BE IMPORTANT TO A PARTICULAR HOLDER OF DELAWARE CORPORATION COMMON STOCK. ALL HOLDERS OF DELAWARE CORPORATION COMMON STOCK ARE STRONGLY ENCOURAGED TO CONSULT WITH THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE TEXAS REINCORPORATION TO THEM, INCLUDING TAX REPORTING REQUIREMENTS AND THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE OR LOCAL OR NON-U.S. TAX LAWS AND OF POTENTIAL CHANGES IN SUCH LAWS.
Anti-Takeover Implications of the Texas Reincorporation
The Texas Reincorporation is not being effected to prevent a change in control of the Company, nor is it in response to any present attempt known to the Board to acquire control of the Company or obtain representation on the Board. Moreover, Grey Rock Energy Partners GP II, L.P. (“GREP GP II”), Mr. Miller, Mr. Perry, Mr. Darden, and Mr. Lazarine (the “Voting Agreement Parties”), through their beneficial ownership of approximately 49.9% of the total outstanding shares of Delaware Corporation Common Stock and 50.3% of the total outstanding shares of Delaware Corporation Common Stock generally entitled to vote, could discourage, delay or frustrate any attempt to acquire control of the Company. Nevertheless, certain effects of the Texas Reincorporation may be considered to have anti-takeover implications by virtue of our being subject to Texas law following the Effective Time.
Legal Proceedings
The Company does not have any legal proceedings pending in Delaware.
Regulatory Matters
In connection with the Texas Reincorporation, the Company intends to make filings with the Secretary of State of the State of Texas and the Secretary of State of the State of Delaware and does not anticipate making any other filings to effect the Texas Reincorporation.
Appraisal Rights
Under the DGCL, holders of Delaware Corporation Common Stock are not entitled to appraisal rights with respect to the Texas Reincorporation.
Interests of Certain Persons
As described under the headings “Proposal to Approve the Reincorporation of the Company to the State of Texas by Conversion — Background of the Proposal — The Evaluation of the Proposal by the Board and the Special Committee” and “Proposal to Approve the Reincorporation of the Company to the State of Texas by Conversion — Background of the Proposal — Comparison of Stockholder Rights under Delaware and Texas Law,” Texas law may be deemed to provide greater protection than Delaware to officers and directors for some potential liabilities or claims that may arise after the Texas Reincorporation. As a result, stockholders should be aware in voting on the Proposal that our directors and officers may be considered to have interests in the Texas Reincorporation that are different from, or in addition to, the interests of the stockholders generally. The Special Committee has considered these potential interests, among other matters, in reaching the decision to approve the Texas Reincorporation.
Vote Required
Assuming a quorum is present, the Proposal will be approved if a majority of the outstanding shares of Delaware Corporation Common Stock entitled to vote thereon is voted for the Proposal (i.e., for the approval of the Texas Reincorporation, including the Plan of Conversion, and the adoption of the Texas Reincorporation Resolutions). Abstentions will have the same effect as a vote “against” the Proposal. Because the Proposal is considered a non-routine matter under applicable rules and there are no routine matters to be voted upon, we do not expect that banks, brokers, or other nominees will have discretionary voting authority with respect to shares held in street name for their clients.

Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE TEXAS REINCORPORATION, INCLUDING THE PLAN OF CONVERSION, AND THE ADOPTION OF THE TEXAS REINCORPORATION RESOLUTIONS.

OWNERSHIP OF GRANITE RIDGE RESOURCES, INC. COMMON STOCK
Security Ownership of Certain Beneficial Owners, Executive Management, and Directors
The following table sets forth information known to Granite Ridge regarding the beneficial ownership of Delaware Corporation Common Stock as of the Record Date, by:
•each person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act) known to Granite Ridge who is a beneficial owner of more than 5% of outstanding shares of Delaware Corporation Common Stock;
•each of Granite Ridge’s named executive officers and directors; and
•all executive officers and directors of Granite Ridge as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Shares of Delaware Corporation Common Stock issuable pursuant to options or warrants are deemed to be outstanding for purposes of computing the beneficial ownership percentage of the person or group holding such options or warrants but are not deemed to be outstanding for purposes of computing the beneficial ownership percentage of any other person.
The beneficial ownership percentage is based on 131,895,990 shares of Delaware Corporation Common Stock outstanding as of the Record Date. Unless otherwise indicated, (i) we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Delaware Corporation Common Stock beneficially owned by them and (ii) the mailing address of each listed beneficial owner is 5217 McKinney Avenue, Suite 400, Dallas, Texas 75205.

Name of Beneficial Owners	Granite Ridge Common Stock
	Number of Shares	Percent
Fund III(1)(2)	65,864,967	49.9%
Tyler S. Farquharson(3)	434,856	*
R. Kyle Kettler(4)	28,214	*
Kimberly A. Weimer	11,327	*
Luke Brandenberg(5)	386,310	*
Matthew Miller(2)(6)	7,995,980	6.1%
Griffin Perry(2)	1,147,877	*
Amanda N. Coussens	44,117	*
Thaddeus Darden(2)(6)(7)	7,053,642	5.3%
Michele Everard	56,117	*
Kirk Lazarine(2)	1,051,997	*
John McCartney	131,117	*
All executive officers and directors of Granite Ridge as a group (ten individuals)(6)(7)(8)	11,304,747	8.6%
————————
*less than 1%.
(1)Represents (i) 16,767,696 shares of Delaware Corporation Common Stock held by GREP Holdco III-A, LLC and (ii) 38,498,272 shares of Delaware Corporation Common Stock held by GREP Holdco III-B Holdings, LLC as of the Record Date. Each of GREP Holdco III-A, LLC and GREP Holdco III-B Holdings, LLC is indirectly controlled by GREP GP III, LLC (“Fund III GP”). Fund III GP is the sole general partner of Grey Rock Energy Partners GP III, L.P. (“GREP GP III”), which is the sole member of GREP GP III Holdings, LLC (“GREP GP III Holdings”), which is the sole general partner of each of Grey Rock Energy Partners GP III-A, L.P. (“GP III-A”) and Grey Rock Energy Partners GP III-B, L.P. (“GP III-B”). GP III-A is the sole general partner of Grey Rock Energy Fund III-A, LP (“Fund III-A”), which is the sole member of GREP Holdco III-A, LLC. GP III-B is the sole general partner of Grey Rock Energy Fund III-B, LP (“Fund III-B”) and Grey Rock Energy Fund III-B Holdings, LP (“Fund III-B Holdings”). Fund III-B and Fund III-B Holdings are the sole members of GREP Holdco III-B Holdings, LLC. As a result, (i) Fund III GP, GREP GP III, GREP GP III Holdings, GP III-A, and Fund III-A may be deemed to share the power to vote or direct the vote or to dispose or direct the disposition of the Delaware Corporation Common Stock owned by GREP

Holdco III-A, LLC and (ii) Fund III GP, GREP GP III, GREP GP III Holdings, GP III-B, Fund III-B and Fund III-B Holdings may be deemed to share the power to vote or direct the vote or to dispose or direct the disposition of the Delaware Corporation Common Stock owned by GREP Holdco III-B Holdings, LLC.
(2)Pursuant to the Voting Agreement, dated August 25, 2023, by and among the Voting Agreement Parties (the “Voting Agreement”), GREP GP III has an irrevocable voting proxy to vote all of the shares of Delaware Corporation Common Stock owned or controlled by the Voting Agreement Parties, as well as any shares of Delaware Corporation Common Stock such Voting Agreement Parties purchase, acquire the right to vote, or otherwise acquire beneficial ownership of following the execution of the Voting Agreement. On December 12, 2024, funds ultimately controlled by GREP GP II distributed an aggregate of 10,558,213 shares of Delaware Corporation Common Stock to the partners of Grey Rock Energy Fund II, LP, a Delaware limited partnership (“Fund II-A”), Grey Rock Energy Fund II-B, LP, a Delaware limited partnership (“Fund II-B”), and Grey Rock Energy Fund II-B Holdings, L.P., a Delaware limited partnership (“Fund II-B Holdings” and, together with Fund II-A and Fund II-B, collectively, “Fund II”), including 456,956 shares to Matthew Miller, 442,418 shares to Griffin Perry, 120,687 shares to Thaddeus Darden (of which 10,903 shares were distributed to Monticello Avenue LLC), and 442,418 shares to Kirk Lazarine. Following this distribution, neither GREP GP II nor any of the entities it controls hold any shares of Delaware Corporation Common Stock. In connection with the distribution, GREP GP III formed Grey Rock Energy Fund II-C, LLC, a Delaware limited liability company (“Fund II-C”), to hold a total of 6,650,497 shares of Delaware Corporation Common Stock for the benefit of former limited partners of Fund II. Mr. Miller and Mr. Darden control the shares of Delaware Corporation Common Stock held by Fund II-C, which are subject to the Voting Agreement. Investment discretion with respect to Fund III GP and its indirect subsidiaries, which hold the Delaware Corporation Common Stock referred to in note (1) above, is maintained by a separate investment committee constituted at Fund III GP (the “Grey Rock Investment Committee”). The members of the Grey Rock Investment Committee are Matthew Miller, Thaddeus Darden, and Eric Holley. Approval of a majority of the members of the Grey Rock Investment Committees is required to approve any investment decision for Fund III GP. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of at least a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Based upon the foregoing analysis, no member of the Grey Rock Investment Committee exercises voting or dispositive control over any of the securities held directly or indirectly by Fund III GP, even those in which he directly holds a pecuniary interest. Accordingly, none of them are deemed to have or share beneficial ownership of such shares.
(3)Includes stock options to acquire 303,720 shares of Delaware Corporation Common Stock that are currently vested.
(4)Includes stock options to acquire 13,514 shares of Delaware Corporation Common Stock that are currently vested.
(5)In June 2025, Mr. Brandenberg departed from his position as President and Chief Executive Officer. Represents Mr. Brandenberg’s holdings as of the last day of his employment with the Company and includes stock options to acquire 269,505 shares of Delaware Corporation Common Stock that were vested as of such date.
(6)Includes 6,650,497 shares of Delaware Corporation Common Stock held by Fund II-C for the benefit of former limited partners of Fund II. Mr. Miller and Mr. Darden control the shares of Delaware Corporation Common Stock held by Fund II-C, which are subject to the Voting Agreement.
(7)Includes 354,658 shares owned directly by Mr. Darden and 48,487 shares owned by Monticello Avenue LLC, over which Mr. Darden has voting and investment power.
(8)Includes stock options to acquire 317,234 shares of Delaware Corporation Common Stock that are currently vested.
Change In Control
On April 9, 2024, Grey Rock Energy Partners GP III-A, L.P. (“GP III-A”) distributed 32,772 shares of Delaware Corporation Common Stock pro rata to the partners of GP III-A, and Grey Rock Energy Partners GP III-B, L.P. (“GP III-B”) distributed 65,545 shares of Delaware Corporation Common Stock pro rata to the partners of GP III-B, including, collectively between such distributions, 24,318 shares of Delaware Corporation Common Stock to each of Matthew Miller, Griffin Perry, and Kirk Lazarine and 9,119 shares of Delaware Corporation Common Stock to Thaddeus Darden.
On December 12, 2024, funds ultimately controlled by Grey Rock Energy Partners GP II, L.P. (“GREP GP II”), a party to the Voting Agreement, distributed an aggregate of 10,558,213 shares of Delaware Corporation Common Stock to the partners of Grey Rock Energy Fund II, LP, a Delaware limited partnership (“Fund II-A”), Grey Rock Energy Fund II-

B, LP, a Delaware limited partnership (“Fund II-B”), and Grey Rock Energy Fund II-B Holdings, L.P., a Delaware limited partnership (“Fund II-B Holdings” and, together with Fund II-A and Fund II-B, collectively, “Fund II”), including 456,956 shares to Matthew Miller, 442,418 shares to Griffin Perry, 120,687 shares to Thaddeus Darden (of which 10,903 shares were distributed to Monticello Avenue LLC), and 442,418 shares to Kirk Lazarine. Following this distribution, neither GREP GP II nor any of the entities it controls hold any shares of Delaware Corporation Common Stock. In addition, in connection with the distribution, GREP GP III formed Grey Rock Energy Fund II-C, LLC, a Delaware limited liability company (“Fund II-C”), to hold a total of 6,650,497 shares of Delaware Corporation Common Stock for the benefit of former limited partners of Fund II. Holdco II-A and Holdco II-B distributed an aggregate of 10,558,213 shares of Delaware Corporation Common Stock to the partners of Fund II, including 456,956 shares to Matthew Miller, 442,418 shares to Griffin Perry, 120,687 shares to Thaddeus Darden (including 10,903 shares to Monticello Avenue LLC), and 442,418 shares to Kirk Lazarine.
Following the distributions described above, the shares of Delaware Corporation Common Stock held by the Voting Agreement Parties constitute approximately 49.9% of the total outstanding shares of Delaware Corporation Common Stock and 50.3% of the total outstanding shares of Delaware Corporation Common Stock generally entitled to vote.
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2027 ANNUAL MEETING
To be considered for inclusion in the proxy statement for the 2027 Annual Meeting, proposals of stockholders pursuant to Rule 14a-8 under the Exchange Act must follow the procedures set forth in Rule 14a-8, be submitted in writing to the Corporate Secretary of Granite Ridge Resources, Inc., at the address of our principal offices (see page 1 of this proxy statement), and must be received no later than December 9, 2026. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.
If the Texas Reincorporation is consummated, stockholder proponents will be required to meet additional conditions to submit proposals as set forth in the Texas Charter and Texas Bylaws. For information about those conditions, see “— Effects of the Texas Reincorporation — Certain Differences Between the Delaware Charter and By-Laws and the Texas Charter and Bylaws.”
Notice of stockholder proposals and stockholder director nominations to be considered at the 2027 Annual Meeting, but not included in the proxy statement, must be in compliance with the notice procedures and informational requirements set forth in the Delaware By-Laws (or, if the Company completes the Texas Reincorporation, the Texas Bylaws, which contain the same advance notice timing requirements). The Delaware By-Laws (or Texas Bylaws, as applicable) require that, among other things, stockholders give timely written notice to the Corporate Secretary of Granite Ridge Resources, Inc. regarding such proposals or nominations and provide the information and satisfy the other requirements set forth in the Delaware By-Laws (or Texas Bylaws, as applicable). To be timely, notice of such proposals must be received by the Corporate Secretary of Granite Ridge Resources, Inc. no earlier than the close of business on the 120th day prior to the 2027 Annual Meeting date, and not later than the close of business on the later of (i) the 90th day prior to the 2027 Annual Meeting date or (ii) the tenth day after public disclosure of the 2027 Annual Meeting date. To be timely, notice of such nominations must be received by the Corporate Secretary of Granite Ridge Resources, Inc. no earlier than the close of business on January 22, 2027 and no later than the close of business on February 21, 2027. The notice must contain the information required by the Delaware By-Laws (or Texas Bylaws, as applicable).
A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above provisions, subject to applicable rules of the SEC.
In addition to satisfying the requirements under the Delaware By-Laws or the Texas Bylaws, as applicable, described above, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Board's nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 21, 2027.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements set forth in the Delaware By-Laws or the Texas Bylaws, as applicable, the applicable rules and regulations of the SEC and applicable law.
HOUSEHOLDING; AVAILABILITY OF PROXY STATEMENT
We are providing our notice of the Special Meeting and access to the proxy statement via the “notice and access” method. Stockholders who share the same last name and address may receive one copy of the Notice of Internet Availability, unless we receive contrary instructions from any stockholder at that address. This practice, known as

“householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. Each street name stockholder receiving the Notice of Internet Availability by mail will continue to receive a separate voting instruction form.
We agree to deliver promptly, upon written or oral request, a separate copy of the Notice of Internet Availability to any stockholder at the shared address to which a single copy was delivered. If you prefer to receive separate copies of proxy materials, or if you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Notice of Internet Availability or proxy materials for your household, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Stockholders who hold shares in “street name” may contact their bank, broker, or other nominee to request information about householding.
OTHER MATTERS
The business to be transacted at the Special Meeting is limited to the purposes stated in the notice of the meeting. Accordingly, no other items of business may be properly brought before the Special Meeting.

APPENDIX A: TEXAS REINCORPORATION RESOLUTIONS
UNANIMOUS WRITTEN CONSENT
OF
THE BOARD OF DIRECTORS
OF
GRANITE RIDGE RESOURCES, INC.
June 3, 2026
The undersigned, being all of the members of the Board of Directors (the “Board”) of Granite Ridge Resources, Inc., a Delaware company (the “Company”), acting by written consent without a meeting pursuant to Section 4.5 of the Amended and Restated Bylaws of the Company, do hereby consent to the adoption of the following resolutions:
REINCORPORATION; PLAN OF CONVERSION; SPECIAL MEETING;
PROXY STATEMENT
WHEREAS, the Board determined that the Company should consider reincorporating the Company from the State of Delaware into the State of Texas;
WHEREAS, at a meeting of the Board held on April 13, 2026, the Board, by unanimous vote of the directors, formed a special committee of the Board composed entirely of directors who are “disinterested directors” as defined in Section 144(e)(4) of the Delaware General Corporation Law (the “DGCL”) with respect to the potential reincorporation and who are independent of each of the Company and Grey Rock Energy Management, LLC and any investment vehicle formed or managed by it or any of its affiliates (including GREP GP III, LLC), in each case as determined in accordance with the presumption set forth in Section 144(d)(2) of the DGCL (the “Special Committee”) with the powers, authority, and scope set forth in the resolutions of the Board duly adopted at that meeting;
WHEREAS, the Special Committee determined to investigate and consider the reincorporation of the Company by the conversion of the Company from a corporation organized under the laws of the State of Delaware (the Company when organized under such laws, the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the Company when organized under such laws, the “Texas Corporation”) pursuant to and in accordance with Section 266 of the DGCL, and Section 10.102 of the Texas Business Organizations Code (such conversion, the “Reincorporation”);
WHEREAS, the Special Committee reviewed the (i) Certificate of Formation of the Texas Corporation, substantially in the form attached hereto as Exhibit A (the “Texas Charter”), and the Bylaws of the Texas Corporation, substantially in the form attached hereto as Exhibit B (the “Texas Bylaws” and with the Texas Charter collectively, the “Texas Governing Documents”), and (ii) the proposed Plan of Conversion (the “Plan of Conversion”), substantially in the form attached hereto as Exhibit C;
WHEREAS, the Plan of Conversion provides, among other things, that on completion of the Reincorporation, and without any further action on the part of any person: (a) each share of Common Stock, par value $0.0001 per share (the “Delaware Common Stock”), of the Delaware Corporation shall be automatically converted into one share of Common Stock, par value $0.0001 per share, of the Texas Corporation; and (b) the Amended and Restated Certificate of Incorporation of the Company (the “Delaware Charter”) and the Company’s existing Bylaws, as amended (the “Delaware Bylaws”), will be replaced with the Texas Charter and the Texas Bylaws, respectively;
WHEREAS, after investigating and considering the benefits and detriments of the Reincorporation, at a meeting of the Special Committee held on May 29, 2026, the Special Committee unanimously adopted resolutions determining that the Reincorporation is in the best interests of the Company and its stockholders, approving (and recommending for approval) the Reincorporation, and recommending that the Board submit the Reincorporation for approval and adoption by the stockholders of the Company at a special meeting of stockholders (the “Special Meeting”), and further recommending to the Board that (a) the Board and management take all necessary and appropriate steps to implement the Special

Committee’s determination consistent with legal obligations, and (b) the Board recommend that stockholders vote for the Reincorporation based on the Special Committee’s determination that the Reincorporation is in the best interests of the Company and its stockholders;
WHEREAS, following the presentation of the Special Committee’s approvals and recommendations to the full Board by the Chairman of the Special Committee, the Board has reviewed and considered the findings of the Special Committee, the Special Committee’s approval of the Reincorporation and recommendations, the Plan of Conversion, the Texas Governing Documents, and a comparison to the Delaware Charter and Delaware Bylaws, and has determined that approving and effecting the Reincorporation and approving and adopting, the Plan of Conversion and the Texas Governing Documents are in the best interests of the Company and its stockholders;
WHEREAS, the Board desires for Matt Miller (the “Chairman”) to select the date, time and location (whether it be a physical location or in telephonic, electronic or virtual format) of the Special Meeting;
WHEREAS, Section 9.2 of the Delaware Bylaws and the applicable provisions of the DGCL authorize the Board to fix a record date of not more than sixty days and not less than ten days before the date of the Special Meeting, and the Board desires to set the record date for the Special Meeting on June 15, 2026, subject to the authority of the Chairman to change such date; and
WHEREAS, the Board desires to appoint an inspector of election for the Special Meeting (the “Inspector of Election”) to tabulate and report on the results of the voting at the Special Meeting.
NOW, THEREFORE, BE IT
RESOLVED, that, in accordance with and in consideration of the recommendation of the Special Committee, the Board hereby (a) determines that the Reincorporation, the Plan of Conversion and the Texas Governing Documents are in the best interests of the Company and its stockholders and (b) approves and adopts, the Reincorporation, the Plan of Conversion, and the Texas Governing Documents;
RESOLVED FURTHER, that the form, terms, provisions, and conditions of the Reincorporation, the Plan of Conversion and the Texas Governing Documents be, and the same hereby are, in all respects approved and adopted;
RESOLVED FURTHER, that the Board hereby directs the Chairman to call the Special Meeting for the purposes of approving the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) and adopting these resolutions approving the Reincorporation (the “Reincorporation Board Resolutions”), which approval and adoption shall require the affirmative vote of a majority of the outstanding shares of stock of the Company entitled to vote thereon in accordance with Section 266 of the DGCL;
RESOLVED FURTHER, that the Board hereby recommends a vote “FOR” the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) and the adoption of the Reincorporation Board Resolutions and that the Company’s stockholders approve the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) and adopt the Reincorporation Board Resolutions at the Special Meeting;
RESOLVED FURTHER, that upon receipt of stockholder approval of the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) and the adoption of the Reincorporation Board Resolutions, at the Special Meeting, the Chief Executive Officer, the Chief Financial Officer, the Chief Accounting Officer, the Corporate Secretary and any other person authorized by the foregoing (the “Authorized Officers”) be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company and without further action from the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, statements, consents, approvals or other instruments and take all such actions that such officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Reincorporation, including, without limitation, (a) the execution and filing of certificates of conversion with the Secretary of State of the State of Texas and the Secretary of State of the State of Delaware (collectively, the “Certificates of Conversion”), as applicable, and the execution and filing of the Texas Charter with the Secretary of State of the State of Texas, (b) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes, (c) the payment of any fees that may be necessary in connection with the Reincorporation, (d) the submission of all required notifications to the New York Stock Exchange, and (e) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Reincorporation;
RESOLVED FURTHER, that the Reincorporation will become effective at the date and time (the “Effective Time”) specified in each of the Certificates of Conversion;
RESOLVED FURTHER, that the Special Meeting will be held on such date and at such time and location (whether it be a physical location or in telephonic, electronic or virtual format) as selected by the Chairman;
RESOLVED FURTHER, that the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting is hereby established on June 15, 2026 (the “Record Date”), subject to the authority of the Chairman to change such date;
RESOLVED FURTHER, that the Authorized Officers, be, and each of them hereby is, authorized, empowered and directed to prepare or cause to be prepared a complete list of stockholders entitled to vote at the Special Meeting, such list to be arranged in alphabetical order and to show the address of each stockholder and the number of shares registered in the name of such stockholder (the “Stockholder List”);
RESOLVED FURTHER, that Tyler Farquharson and Emily Fuquay be, and the same hereby are, authorized, empowered and directed to maintain the Stockholder List for inspection by any stockholder for any purpose germane to the Special Meeting, during ordinary business hours, at the principal executive offices of the Company for a period of at least ten (10) days ending on the day before the Special Meeting;
RESOLVED FURTHER, that the Chairman, in accordance with Section 2.8 of the Delaware Bylaws, shall serve as the Chairman of the Special Meeting, with the authority to preside at the Special Meeting, provided, however, that if such person is not present at the Special Meeting, Griffin Perry shall serve as the Chairman of the Special Meeting;
RESOLVED FURTHER, that the Chairman shall select and appoint an Inspector of Election for the Special Meeting, whose duty it shall be to determine the presence of a quorum at the Special Meeting; to receive all votes and ballots, whether by proxy or in person, with regard to all issues voted upon at the Special Meeting, to count and tabulate all such votes and ballots, and to determine the results with regard to all such issues and to report the same to the Special Meeting;
RESOLVED FURTHER, that if the Inspector of Election is unable or unwilling to serve for any reason in such capacity, the Chairman of the Special Meeting or any other person presiding at the Special Meeting is hereby authorized to appoint a substitute or replacement for such person;
RESOLVED FURTHER, that the Board and management of the Company shall be authorized to solicit proxies from the stockholders of the Company with respect to the Special Meeting and specifically solicit proxies in favor of the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) and the Reincorporation Board Resolutions, and that Mr. Farquharson and Kyle Kettler, with power of substitution to each, be named as the attorneys and proxies to receive and vote proxies solicited by the Board and management;
RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed to prepare the Company’s Notice of Special Meeting of Stockholders and proxy statement relating to the Special Meeting (collectively, the “Proxy Statement”), proxy card and such other proxy materials relating to the Special Meeting, including under applicable federal securities and state corporate laws and regulations, to be filed or delivered to the Securities and Exchange Commission (the “SEC”), as applicable, and distributed to stockholders in connection with the Special Meeting;
RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed, for and in the name of and on behalf of the Company, to prepare, execute and file with or submit to the SEC any and all amendments relating to the Proxy Statement and proxy card, including all exhibits (if any) attached to the foregoing, and other documents relating thereto required by law or regulation in connection therewith, and to take any and all other actions as such officer may consider necessary or advisable or in the best interests of the Company and its stockholders relating thereto;
RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed to cause and to do all things necessary or helpful to cause the Proxy Statement and proxy card to be mailed or otherwise transmitted to the holders of record of the Delaware Common Stock as of the close of business on the Record Date;
RESOLVED FURTHER, that, notwithstanding approval by the stockholders of the Company at the Special Meeting of the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) and the adoption of the Reincorporation Board Resolutions, the Board may, at any time prior to the Effective Time, delay the Reincorporation or terminate and abandon the Plan of Conversion without further action by the stockholders of the Company, whether before or after the approval by the stockholders of the Company, if the Board determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its stockholders, as the case may be;
RESOLVED FURTHER, that any and all acts and deeds taken by the Special Committee in connection with the Reincorporation (including the Plan of Conversion and the Texas Governing Documents), be, and they hereby are, approved, confirmed and ratified in all respects as acts and deeds of the Company;
RESOLVED FURTHER, that any and all acts and deeds taken by the officers and agents of the Company in connection with the preparation, filing, mailing or transmission of the Proxy Statement and proxy card, including all exhibits (if any) attached to the foregoing, be, and they hereby are, approved, confirmed and ratified in all respects as acts and deeds of the Company;
FURTHER INSTRUCTIONS TO OFFICERS
RESOLVED, that the officers of the Company hereby are severally authorized, empowered and directed to sign, execute, certify to, verify, acknowledge, deliver, accept, file and record any and all such instruments, agreements and documents and to take or cause to be taken any and all such action, in the name and on behalf of the Company or otherwise, as each such officer shall, in such officer’s sole discretion, deem necessary or desirable and in the best interest of the Company in order to effect the purposes of the foregoing resolutions, and such officer’s signature, or such actions taken by such officer(s), shall be conclusive evidence that such officer(s) did deem the same to meet such standard; and
RESOLVED FURTHER, that any such actions previously taken by each such officer prior to the date hereof in furtherance of the purposes of the foregoing resolutions are hereby ratified, confirmed, adopted and approved.

APPENDIX B: PLAN OF CONVERSION
PLAN OF CONVERSION
OF
GRANITE RIDGE RESOURCES, INC., A DELAWARE CORPORATION,
INTO
GRANITE RIDGE RESOURCES, INC., A TEXAS CORPORATION
This PLAN OF CONVERSION (this “Plan”), dated as of [●] [●], 2026, is hereby adopted by Granite Ridge Resources, Inc., a Delaware corporation (the “Converting Entity”), in order to set forth the terms, conditions and procedures governing its conversion into, and continued existence as, Granite Ridge Resources, Inc., a Texas corporation (the “Converted Entity”), pursuant to Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”).
WHEREAS, the board of directors of the Converting Entity has approved this Plan and the conversion of the Converting Entity into the Converted Entity (the “Conversion”), has adopted such resolutions as required pursuant to the terms of the Delaware General Corporation Law (the “DGCL”), and has submitted and recommended this Plan and the Conversion for approval by the stockholders of the Converting Entity, and the stockholders of the Converting Entity have validly approved this Plan and the Conversion in accordance with the requirements of the DGCL and the Amended and Restated Certificate of Incorporation of the Converting Entity (the “Certificate of Incorporation”).
NOW, THEREFORE, the Converting Entity does hereby adopt this Plan, as set forth below:
1.    Plan of Conversion.
a.    The name of the Converting Entity is “Granite Ridge Resources, Inc.”, a Delaware corporation.
b.    The name of the Converted Entity is “Granite Ridge Resources, Inc.”, a Texas corporation.
c.    The Converting Entity is continuing its existence, without lapse or interruption, in the organizational form of a Texas for-profit corporation under the name “Granite Ridge Resources, Inc.”
d.    The Converted Entity is to be a corporation and its jurisdiction of formation is the State of Texas.
e.    As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, (i) each share of Common Stock, par value $0.0001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one share of Common Stock, par value $0.0001 per share, of the Converted Entity. At and after the Effective Time: (x) all of the outstanding certificates that immediately prior thereto represented issued and outstanding shares of Common Stock of the Converting Entity shall be deemed for all purposes to evidence ownership of and to represent shares of Common Stock of the Converted Entity into which the shares represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Converted Entity and its transfer agent; and (y) all of the issued and outstanding shares of Common Stock of the Converting Entity that are in uncertificated book-entry form shall automatically become the number and class of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.

f.    As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement or other similar plan or agreement to which the Converting Entity is a party, or otherwise maintains, sponsors or contributes, shall continue to be a plan or agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall mean the Converted Entity on and after the Effective Time. To the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of common stock or other equity security of the Converting Entity, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of common stock or other equity security of the Converted Entity, respectively.
g.    As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Converting Entity is a party, shall continue to be an agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall, on and after the Effective Time, mean the Converted Entity.
2.    Effective Time. The Conversion will be consummated under the TBOC by filing with the Secretary of State of the State of Texas (a) a Certificate of Conversion in the form required by the TBOC (the “Texas Certificate”) and executed in accordance with the relevant provisions of the TBOC and (b) a Certificate of Formation in the form attached hereto as Exhibit A (the “Certificate of Formation”). The time specified on such Texas Certificate, 10:59 p.m. Central Time on [●] [●], 2026, shall be the “Effective Time”. Simultaneously with the filing of the Texas Certificate, the Converting Entity is authorized and empowered to take any such actions as may be necessary or prudent in connection with the Conversion under the DGCL, including the filing of a Certificate of Conversion with the Secretary of State of the State of Delaware.
3.    Effects of the Conversion. The Conversion will have the effects set forth in the TBOC and, to the extent necessary, the DGCL, including without limitation the effects set forth in Section 1(c) of this Plan. The Converted Entity will be responsible for the payment of all of the Converting Entity’s fees and franchise taxes and will be responsible for all of its debts and liabilities.
4.    Governance of the Converted Entity. On and after the Effective Time, the affairs of the Converted Entity shall be governed in accordance with the TBOC and the Certificate of Formation, and the Bylaws of the Converted Entity in substantially the form attached hereto as Exhibit B. Immediately after the Effective Time, the directors and officers of the Converting Entity shall continue as the directors and officers of the Converted Entity.
5.    Plan of Reorganization. It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.
6.    Foreign Qualifications of the Converted Entity. For the purpose of authorizing the Converted Entity to do business in any state, territory or dependency of the United States, including, but not limited to, Delaware, or in any foreign country in which it is necessary or expedient for the Converted Entity to transact business, the officers of the Converted Entity are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Converted Entity, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency or foreign country to authorize the Converted Entity to transact business therein, and whenever it is expedient for the Converted Entity to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment or surrender of authority as may be necessary to terminate the authority of the Converted Entity to do business in any such state, territory, dependency or foreign country, and all actions taken by the officers of the Converted Entity prior to the Effective Time in furtherance of this Section 6 shall be, and each of them hereby is, approved, ratified and confirmed in all respects as the proper acts and deeds of the Converted Entity.
7.    Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein. It being understood that, notwithstanding anything to the contrary in this Plan, no provision of this Plan is intended to, or does, confer any rights or remedies on any current or former employee or other service provider of the Converting Entity (nor any other individual associated therewith) and none of such individuals shall be regarded for any purpose as a third party beneficiary to this Plan.
8.    Severability. Whenever possible, each term and provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any term or provision of this Plan is held to be prohibited by or invalid under applicable law or in any jurisdiction, such term or provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan. Upon the determination that any term or provision of this Plan is invalid, illegal or unenforceable, such term or provision shall be deemed amended in such jurisdiction, without further action on the part of any person or entity, to the limited extent necessary to render the same valid, legal or enforceable.
[Signature Page Follows]

IN WITNESS WHEREOF, Granite Ridge Resources, Inc., a Delaware corporation, has caused this Plan of Conversion to be executed by its duly authorized representative as of the date first stated above.

Granite Ridge Resources, Inc.
a Delaware corporation

By:
Name: Tyler S. Farquharson
Title: President and Chief Executive Officer

[Signature Page to Plan of Conversion]

EXHIBIT A
Certificate of Formation
[See attached.]
Exhibit A

EXHIBIT B
Bylaws
[See attached.]
Exhibit B

APPENDIX C: TEXAS CERTIFICATE OF FORMATION OF GRANITE RIDGE RESOURCES, INC.

CERTIFICATE OF FORMATION
OF
GRANITE RIDGE RESOURCES, INC.
[•], 2026
Granite Ridge Resources, Inc., a corporation existing under the laws of the State of Texas (hereinafter called the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1.      Granite Ridge Resources, Inc., a Delaware corporation (the “Delaware Corporation”), with its principal place of business at 5217 McKinney Avenue, Suite 400, Dallas, Texas 75205, was originally incorporated on May 9, 2022.
2.      The Delaware Corporation was converted into a corporation incorporated under the laws of the State of Texas under the name “Granite Ridge Resources, Inc.” on [•], 2026, pursuant to a plan of conversion under which the Delaware Corporation converted to the Corporation.
ARTICLE I
NAME
The name of the Corporation is Granite Ridge Resources, Inc. The Corporation is a for-profit corporation.
ARTICLE II
REGISTERED AGENT
The address of the Corporation’s initial registered office in the State of Texas is 1999 Bryan Street, Suite 900, Dallas, Texas, 75201-3136. The name of the Corporation’s initial registered agent at such address is VCorp Agent Services, Inc. The initial mailing address of the Corporation is 5217 McKinney Avenue, Suite 400, Dallas, Texas 75205.
ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Texas Business Organizations Code (the “TBOC”).
ARTICLE IV
CAPITALIZATION
Section 4.1           Authorized Capital Stock. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 432,000,000 shares, consisting of (a) 431,000,000 shares of Common Stock, par value $0.0001 per share (the “Common Stock”), and (b) 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).
Section 4.2           Preferred Stock. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the TBOC, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.
Section 4.3            Common Stock.
(a)           Voting.
(i)    Except as otherwise required by law or this Certificate of Formation (“Certificate of Formation” which term, as used herein, shall mean the certificate of formation of the Corporation, as amended from time to time) (including any Preferred Stock Designation), the holders of Common Stock shall exclusively possess all voting power with respect to the Corporation.
(ii)    Except as otherwise required by law or this Certificate of Formation (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the shareholders on which the holders of Common Stock are entitled to vote. There shall be no cumulative voting.
(iii)    Except as otherwise required by law or this Certificate of Formation (including any Preferred Stock Designation), at any annual or special meeting of the shareholders of the Corporation, holders of Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the shareholders.
(iv)     As authorized by Section 21.365 of the TBOC, in lieu of the vote required by Section 21.457 or Section 21.364 of the TBOC, unless otherwise stated in this Certificate of Formation (including any Preferred Stock Designation), the shareholders by the affirmative vote of the holders of capital stock representing a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote thereon will approve (i) any “fundamental action” as defined in Section 21.364 of the TBOC, (ii) any “fundamental business transaction” as defined in Section 1.002 of the TBOC or (iii) any increase or decrease of the number of authorized shares of Common Stock or Preferred Stock (but not below the number of shares then outstanding). To the extent permitted by Section 21.365(b) of the TBOC, notwithstanding any other provision of the TBOC, except as otherwise provided in this Certificate of Formation (including any Preferred Stock Designation), all classes or series of stock shall only be entitled to vote as a single class or series, and separate voting by class or series is not required, for the purpose of approving any matter, including in connection with (i) any “fundamental action” as defined in Section 21.364 of the TBOC, (ii) a “fundamental business transaction” as defined in Section 1.002 of the TBOC or (iii) any increase or decrease of the number of authorized shares of Common Stock or Preferred Stock (but not below the number of shares then outstanding); provided that, if a class or series of shares is nevertheless entitled to vote as a class or series on any “fundamental action” as defined in Section 21.364 of the TBOC, then unless otherwise stated in this Certificate of Formation (including any Preferred Stock Designation), the affirmative vote of the holders of capital stock representing a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation of such class or series shall be necessary to approve such “fundamental action.”
(v)    Notwithstanding the foregoing, except as otherwise required by law or this Certificate of Formation (including any Preferred Stock Designation), holders of shares of Common Stock shall not be entitled to vote on any amendment to this Certificate of Formation (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled exclusively, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Formation (including any Preferred Stock Designation) or the TBOC.
(b)          Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.
(c)           Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law and the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its shareholders, ratably in proportion to the number of shares of Common Stock held by them.
Section 4.4            Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.
ARTICLE V
BOARD OF DIRECTORS
Section 5.1            Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Certificate of Formation or the Bylaws of the Corporation (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the TBOC, this Certificate of Formation, and any Bylaws adopted by the shareholders; provided, however, that no Bylaws hereafter adopted by the shareholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.
Section 5.2            Number of Directors, Initial Directors, Election and Term.
(a)           The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.
(b)          The names and addresses of the directors constituting the initial Board are as follows:

Name	Address
1.Amanda N. Coussens	5217 McKinney Avenue, Suite 400, Dallas, Texas 75205
2.Thaddeus Darden	5217 McKinney Avenue, Suite 400, Dallas, Texas 75205
3.Michele J. Everard	5217 McKinney Avenue, Suite 400, Dallas, Texas 75205
4.Kirk Lazarine	5217 McKinney Avenue, Suite 400, Dallas, Texas 75205
5.John McCartney	5217 McKinney Avenue, Suite 400, Dallas, Texas 75205
6.Matthew Miller	5217 McKinney Avenue, Suite 400, Dallas, Texas 75205
7.Griffin Perry	5217 McKinney Avenue, Suite 400, Dallas, Texas 75205

(c)          Subject to Section 5.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The term of the initial Class II Directors shall expire at the first annual meeting of the shareholders of the Corporation following the effectiveness of this Certificate of Formation; the term of the initial Class III Directors shall expire at the second annual meeting of the shareholders of the Corporation following the effectiveness of this Certificate of Formation; and the term of the initial Class I Directors shall expire at the third annual meeting of the shareholders of the Corporation following the effectiveness of this Certificate of Formation. At each succeeding annual meeting of the shareholders of the Corporation, beginning with the first annual meeting of the shareholders of the Corporation following the effectiveness of this Certificate of Formation, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation, retirement, disqualification or removal. Subject to Section 5.5 hereof, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. Subject to any contractual rights of shareholders or the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the shareholders present in person or represented by proxy at the meeting entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present. The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Certificate of Formation (and therefore such classification) becomes effective in accordance with the TBOC.
(d)           Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
(e)           Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.
Section 5.3           Newly Created Directorships and Vacancies. Subject to Section 5.5 hereof and the contractual rights of any shareholder, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled in any manner permitted by the TBOC, including by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director, and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
Section 5.4            Removal. Subject to Section 5.5 hereof and the contractual rights of any shareholder, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
Section 5.5           Preferred Stock-Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Certificate of Formation (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.
ARTICLE VI
BYLAWS
In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the shareholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Certificate of Formation (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the shareholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the shareholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.
ARTICLE VII
MEETINGS OF SHAREHOLDERS; ACTION BY WRITTEN CONSENT
Section 7.1            Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of shareholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, the President of the Corporation to the extent required by the TBOC, the Board pursuant to a resolution adopted by a majority of the Board, or the Secretary of the Corporation upon a request by the holders of not less than fifty percent (50%) of all then outstanding shares of capital stock of the Corporation entitled to vote at such special meeting made in accordance with the provisions and requirements of the Bylaws. Except as provided in the foregoing sentence, special meetings of shareholders may not be called by another person or persons.
Section 7.2           Advance Notice. Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders of the Corporation shall be given in the manner provided in the Bylaws.
Section 7.3           Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Certificate of Formation (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, for so long as the Grey Rock Entities collectively hold at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation, any action required or permitted to be taken at any annual or special meeting of the shareholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of such outstanding shares of capital stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
Except as may be otherwise provided for or fixed pursuant to this Certificate of Formation (including any Preferred Stock Designation) relating to the rights of holders of any outstanding series of Preferred Stock, after the Grey Rock Entities cease to collectively hold at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation, any action required or permitted to be taken at any annual or special meeting of the shareholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by all holders of outstanding shares of capital stock of the Corporation entitled to vote on such action.
Section 7.4            Certain Definitions. Solely for purposes of Section 7.3, references to:
(a)          “Grey Rock Entities” means, Grey Rock Energy Fund, LP, a Delaware limited partnership, Grey Rock Energy Fund II, LP, a Delaware limited partnership, Grey Rock Energy Fund II-B, LP, a Delaware limited partnership, Grey Rock Energy Fund II-B Holdings, L.P., a Delaware limited partnership, Grey Rock Energy Fund II-C, LLC, a Delaware limited liability company, Grey Rock Energy Fund III-A, LP, a Delaware limited partnership, Grey Rock Energy Fund III-B, LP, a Delaware limited partnership, Grey Rock Energy Fund III-B Holdings, LP, a Delaware limited partnership, GREP Holdco I LLC, a Delaware limited liability company, GREP Holdco II LLC, a Delaware limited liability company, GREP Holdco II-B Holdings, LLC, a Delaware limited liability company, GREP Holdco III-A LLC, a Delaware limited liability company, GREP Holdco III-B Holdings, LLC, a Delaware limited liability company, and any person or entity that, directly or indirectly, controls, is controlled by or is under common control with any of the foregoing entities.
ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION
Section 8.1            Limitation of Director and Officer Liability. To the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended from time to time, a director or officer of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for an act or omission in such person’s capacity as a director or officer, except for liability for (a) any breach of their duty of loyalty to the Corporation or its shareholders, (b) acts or omissions not in good faith that constitute a breach of duty to the Corporation or involve intentional misconduct or a knowing violation of the law, (c) any transaction from which they received an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of their duties, or (d) an act or omission for which the liability of such person is expressly provided for by an applicable statute, except as permitted by the TBOC. If the TBOC is amended after the filing of this Certificate of Formation to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the TBOC, as so amended.

Any amendment, modification or repeal of this Section 8.1 by the shareholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate of Formation inconsistent with this Section 8.1 will, unless otherwise required by the TBOC, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors or officers) and shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to the time of such repeal or amendment or adoption of such inconsistent provision.
Section 8.2            Indemnification and Advancement of Expenses.
(a)           To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or other representative (as defined by the TBOC) of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (hereinafter, an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. An indemnitee shall also have the right to be paid by the Corporation to the fullest extent not prohibited by applicable law the expenses (including, without limitation, attorneys’ fees) incurred in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon the Corporation’s receipt of (i) an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise and (ii) a written affirmation by the indemnitee of the indemnitee’s good faith belief that such indemnitee has met the standard of conduct necessary for indemnification under the TBOC. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.
(b)          The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under applicable law, this Certificate of Formation, the Bylaws, an agreement, vote of shareholders or disinterested directors, or otherwise.
(c)          Any repeal or amendment of this Section 8.2 by the Board or the shareholders of the Corporation or by changes in applicable law, or the adoption of any other provision of this Certificate of Formation inconsistent with this Section 8.2, shall, unless otherwise required by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to indemnitees on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.
(d)          This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE IX
CORPORATE OPPORTUNITY
To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation only with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.
ARTICLE X
AMENDMENT OF CERTIFICATE OF FORMATION
The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Formation (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Texas at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Certificate of Formation and the TBOC; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon shareholders, directors or any other persons by and pursuant to this Certificate of Formation in its present form or as hereafter amended are granted subject to the right reserved in this Article X.
ARTICLE XI
EXCLUSIVE FORUM FOR CERTAIN LAWSUITS
Section 11.1          Forum.
(a)    Unless the Corporation consents in writing to the selection of an alternative forum, the Business Court in the First Business Court Division of the State of Texas (the “Business Court”) (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Northern District of Texas, Dallas Division) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the Corporation to the Corporation or the Corporation’s shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the TBOC or this Certificate of Formation or the Bylaws (as either may be amended from time to time) or as to which the TBOC confers jurisdiction on the Business Court, (iv) any action to interpret, apply, enforce or determine the validity of this Certificate of Formation or the Bylaws, (v) any action asserting a claim related to or involving the Corporation that is governed by the internal affairs doctrine, (vi) any other action asserting a claim against the Corporation, its directors, officers or employees constituting an “internal entity claim” that term is defined in Section 2.115 of the TBOC, and (vii) any other action within the jurisdiction of the Business Court, including any claims within the supplemental jurisdiction of the Business Court. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to (i) the provisions of this Article XI and (ii) jurisdiction and venue in the Business Court and the federal district court for the Northern District of Texas, Dallas Division. The exclusive forum provision in this Section 11.1(a) will not apply to suits brought to enforce any duty or liability created by the Exchange Act, the Securities Act of 1933, as amended (the “Securities Act”), or any other claim for which the federal courts have exclusive jurisdiction. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder and Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. As a result, the exclusive forum provision set forth in this Section 11.1(a) will not apply to suits brought to enforce any duty or liability created by the Exchange Act, the Securities Act, or any other claim for which the federal courts have exclusive jurisdiction.

(b)    Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.
(c)    Each shareholder irrevocably and unconditionally waives any right it may have to a trial by jury in any legal action, proceeding, cause of action, or counterclaim concerning any “internal entity claim” as that term is defined in Section 2.115 of the TBOC and, to the fullest extent permitted by applicable law, in any other claim, action, or proceeding against the Corporation or any director, officer, or other employee of the Corporation. Each shareholder agrees that such shareholder’s holding or acquisition of shares of capital stock of the Corporation or, to the extent permitted by law, options or rights to acquire shares of capital stock of the Corporation following the adoption of this Certificate of Formation, constitutes such shareholder’s intentional and knowing waiver of any right to trial by jury with respect to such claims.
Section 11.2          Consent to Jurisdiction.
(a)    If any action the subject matter of which is within the scope of Section 11.1 immediately above is filed in a court other than a court located within the State of Texas (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Texas in connection with any action brought in any such court to enforce Section 11.1 above (an “FSC Enforcement Action”) and (ii) having service of process made upon such shareholder in any such FSC Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.
(b)    If any action the subject matter of which is within the scope of Section 11.1(b) above is filed in a court other than a federal district court of the United States of America (a “Foreign Securities Act Action”) in the name of any shareholder (current, former or future), such shareholder shall be deemed to have consented to: (x) the personal jurisdiction of the federal district courts of the United States of America in connection with any action brought in any such court to enforce Section 11.1(b) above (a “Foreign Securities Act Enforcement Action”), and (y) having service of process made upon such shareholder in any such enforcement action by service upon such shareholder’s counsel in the Foreign Securities Act Enforcement Action as agent for such shareholder.
Section 11.3         Severability. If any provision or provisions of this Article XI shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XI (including, without limitation, each portion of any sentence of this Article XI containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.
ARTICLE XII
APPLICATION OF TBOC SECTION 21.606
Section 12.1          Section 21.606 of the TBOC. The Corporation hereby expressly elects not to be governed by Section 21.606 of the TBOC.
Section 12.2         Limitation on Transactions. Notwithstanding the foregoing, the Corporation shall not enter into or engage in any business combination (as defined below), at any point in time at which the Corporation’s Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act with any affiliated shareholder (as defined below), or any affiliate or associate of the affiliated shareholder, for a period of three (3) years immediately following the affiliated shareholder’s share acquisition date, unless:
(a)    the business combination or the purchase or acquisition of shares made by the affiliated shareholder on the affiliated shareholder’s share acquisition date is approved by the Board before the affiliated shareholder’s share acquisition date, or

(b)    the business combination is approved by the affirmative vote of the holders of at least two-thirds of the Corporation’s outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, at a meeting of shareholders called for that purpose not less than six months after the affiliated shareholder’s share acquisition date.
Section 12.3          Certain Definitions. Solely for purposes of this Article XII, references to:
(a)    “affiliated shareholder,” means a person, other than the Corporation or a wholly owned subsidiary of the Corporation that (i) is the beneficial owner of 20 percent (20%) or more of the Corporation’s outstanding voting shares; or (ii) during the preceding three-year period, was the beneficial owner of 20 percent (20%) or more of the outstanding voting shares of the Corporation; but “affiliated shareholder” shall not include (a) any Exempted Person, or (b) any person whose ownership of shares in excess of the twenty percent (20%) limitation set forth herein is the result of any action taken solely by the Corporation; provided that with respect to clause (b) such person shall be an affiliated shareholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an affiliated shareholder, the number of voting shares of the Corporation considered to be outstanding shall include shares considered beneficially owned by that person, but does not include other unissued voting shares of the Corporation that may be issuable under an agreement, arrangement, or understanding, or on exercise of conversion rights, warrants, or options.
(b)    “beneficial owner,” means a person that individually or with or through an affiliate or associate, directly or indirectly beneficially owns the shares or other securities or has the right to:
(i)  acquire the shares or other securities immediately or after the passage of time according to an oral or written agreement, arrangement or understanding, or on the exercise of conversion rights, exchange rights, warrants or options;
(ii) vote the shares or other securities according to an oral or written agreement, arrangement or understanding; or
(iii) acquire, hold or dispose of, or vote the shares or other securities with another person who individually, or through an affiliate or associate, beneficially owns, directly or indirectly, the shares or other securities.
            A person, however, is not considered a beneficial owner of shares or other securities if:
(i) the shares or other securities are (a) tendered under a tender or exchange offer made by the person or an affiliate or associate of the person before the tendered shares or securities are accepted for purchase or exchange; or (b) subject to an agreement, arrangement, or understanding that expressly conditions the acquisition or purchase of shares or securities on the approval of the acquisition or purchase under Section 21.606 of the TBOC if the person has no direct or indirect rights of ownership or voting with respect to the shares or other securities until the time the approval is obtained; or
(ii) the agreement, arrangement, or understanding to vote the shares: (a) arises solely from an immediately revocable proxy that authorizes the person named in the proxy to vote at a meeting of the shareholders that has been called when the proxy is delivered or at an adjournment of the meeting; and (b) would not be reportable on a Schedule 13D under the Securities Exchange Act of 1934, as amended, or a comparable or successor report.
(c)    “business combination,” means:
(i)              any merger, share exchange or conversion of the Corporation or a subsidiary with (a) an affiliated shareholder, (b) a foreign or domestic corporation or other entity that is, or after the merger, share exchange or conversion would be, an affiliate or associate of the affiliated shareholder, or (c) another domestic or foreign corporation or other entity, if the merger, share exchange, or conversion is caused by an affiliated shareholder, or an affiliate or associate of an affiliated shareholder, and as a result of the merger, share exchange or conversion Section 12.2 does not apply to the surviving corporation or other entity;
(ii)             any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), including an allocation of assets under a merger, to or with the affiliated shareholder, or an affiliate or associate of the affiliated shareholder, of assets of the Corporation or a subsidiary that: (a) has an aggregate market value equal to ten percent (10%) or more of the aggregate market value of all of the assets, determined on a consolidated basis, of the Corporation; (b) has an aggregate market value equal to 10 percent (10%) or more of the aggregate market value of all of the outstanding voting shares of the Corporation; or (c) represents 10 percent (10%) or more of the earning power or net income, determined on a consolidated basis, of the Corporation;
(iii)    the issuance or transfer by the Corporation or a subsidiary to an affiliated shareholder or an affiliate or associate of the affiliated shareholder, in one transaction or a series of transactions, of shares of the Corporation or a subsidiary, except by the exercise of warrants or rights to purchase shares of the Corporation offered, or a share dividend paid, pro rata to all shareholders of the Corporation after the affiliated shareholder's share acquisition date;
(iv)    the adoption of a plan or proposal for the liquidation, winding up, or dissolution of the Corporation proposed by or under any agreement, arrangement, or understanding, regardless of whether in writing, with an affiliated shareholder or an affiliate or associate of the affiliated shareholder;
(v)    a reclassification of securities, including a reverse share split or a share split-up, share dividend, or other distribution of shares, a recapitalization of the Corporation, a merger of the Corporation with a subsidiary or pursuant to which the assets and liabilities of the Corporation are allocated among two or more surviving or new domestic or foreign corporations or other entities, or any other transaction proposed by or under an agreement, arrangement or understanding, regardless of whether in writing, with an affiliated shareholder or an affiliate or associate of the affiliated shareholder that has the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the Corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional share adjustments; or
(vi)    the direct or indirect receipt by an affiliated shareholder or an affiliate or associate of the affiliated shareholder of the benefit of a loan, advance, guarantee, pledge, or other financial assistance or a tax credit or other tax advantage provided by or through the Corporation, except proportionately as a shareholder of the Corporation.
(d)    “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of equity securities, by contract, or in another manner. A person who is the beneficial owner of ten percent (10%) or more of a person’s outstanding voting shares or similar interests shall be presumed to have control of such other person, but a person is not considered to have control of another person who holds the voting shares or similar interests in good faith and not to circumvent this part, as an agent, bank, broker, nominee, custodian or trustee for one or more beneficial owners who do not individually or as a group have control of the person.
(e)    “Exempted Person” means any of the Grey Rock Entities and their respective affiliates, Grey Rock Energy Management, LLC, a Delaware limited liability company (“Grey Rock Management”), and any of its affiliates, any investment vehicles managed by Grey Rock Management and any of its affiliates, and any “group” of which any such person is a part under Rule 13d-5 of the Exchange Act.
(f)    “person” includes two or more persons acting as a partnership, limited partnership, syndicate, or other group under an agreement, arrangement, or understanding, regardless of whether in writing, to acquire, hold, vote, or dispose of a corporation’s shares.

(g)    “share acquisition date” means the date a person initially becomes an affiliated shareholder of the Corporation.
(h)    “subsidiary” means a domestic or foreign corporation or other entity of which a majority of the outstanding voting shares are owned, directly or indirectly, by the Corporation.
(i)    “voting share” means a share of capital stock of the Corporation that entitles the holder of the share to vote generally in the election of directors.
ARTICLE XIII
GENERAL
Section 13.1    Derivative Proceedings. The Corporation affirmatively elects to be governed by Section 21.419 of the TBOC and any successor provision thereto. No shareholder of the Corporation may institute or maintain a derivative proceeding in the right of the Corporation unless that shareholder is a Shareholder (as defined in Section 21.551(2) of the TBOC) that, at the time the derivative proceeding is instituted, holds at least three percent (3%) of the outstanding shares of capital stock of the Corporation.
Section 13.2    Shareholder Proposals. The Corporation affirmatively elects to be governed by Section 21.373 of the TBOC at any time that (a) the Corporation’s principal office is located in the State of Texas or (b) the Corporation is admitted to listing on a stock exchange that (i) has its principal office in the State of Texas and (ii) has received approval by the securities commissioner of the State of Texas under Subchapter C, Chapter 4005, Government Code of the State of Texas.

[Signature page follows]

IN WITNESS WHEREOF, Granite Ridge Resources, Inc. has caused this Certificate of Formation to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

GRANITE RIDGE RESOURCES, INC.

By:
Tyler Farquharson President and Chief Executive Officer

[Signature Page to Certificate of Formation]

APPENDIX D: TEXAS BYLAWS OF GRANITE RIDGE RESOURCES, INC.
AMENDED AND RESTATED
BY LAWS
OF
GRANITE RIDGE RESOURCES, INC.
(THE “CORPORATION”)
ARTICLE I
OFFICES
Section 1.1 Registered Office. The registered office of the Corporation within the State of Texas shall be fixed in the Corporation’s Certificate of Formation, as the same may be amended or restated from time to time (the “Certificate of Formation”).
Section 1.2 Additional Offices. The Corporation may, in addition to its registered office in the State of Texas, have such other offices and places of business, both within and outside the State of Texas, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business and affairs of the Corporation may require.
ARTICLE II
SHAREHOLDERS MEETINGS
Section 2.1 Annual Meetings. The annual meeting of shareholders shall be held at such place, either within or without the State of Texas, and at such time and on such date as shall be determined by the Board and stated in the Corporation’s notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely or partially by remote communication pursuant to Section 9.5(a). At each annual meeting, the shareholders entitled to vote on such matters shall elect those directors of the Corporation to fill any term of a directorship that expires on the date of such annual meeting and may transact any other business as may properly be brought before the meeting.
Section 2.2 Special Meetings. Subject to the rights of the holders of any outstanding series of the preferred stock of the Corporation (the “Preferred Stock”), and to the requirements of applicable law, special meetings of shareholders, for any purpose or purposes, may be called only by the Chairman of the Board, the Chief Executive Officer of the Corporation, the President of the Corporation to the extent required by the TBOC, the Board pursuant to a resolution adopted by a majority of the Board, or the shareholders as provided in the Certificate of Formation. A special meeting of the shareholders may not be called by any other person or persons. Special meetings of shareholders shall be held at such place, either within or without the State of Texas, and at such time and on such date as shall be determined by the Board and stated in the Corporation’s notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely or partially by remote communication pursuant to Section 9.5(a).
Section 2.3 Notices. Written notice of each shareholders meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting and the record date for determining the shareholders entitled to vote at the meeting, if such date is different from the record date for determining shareholders entitled to notice of the meeting, shall be given in the manner permitted by Section 9.3 to each shareholder entitled to vote thereat as of the record date for determining the shareholders entitled to notice of the meeting, by the Corporation not less than 10 nor more than 60 days before the date of the meeting unless otherwise required by the Texas Business Organizations Code (the “TBOC”). If said notice is for a shareholders meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation’s notice of meeting (or any supplement thereto). Any meeting of shareholders as to which notice has been given may be postponed, adjourned, rescheduled, or cancelled (to the extent permitted by the TBOC) by the Board or the chairman of the meeting at any time for any reason or no reason upon public announcement (as defined in Section 2.7(c)) given before the time previously scheduled for such meeting. The meeting may be postponed, adjourned or rescheduled to such date, time, and place, if any, as is specified in the notice of postponement or rescheduling of such meeting. Notwithstanding the foregoing, notice of a shareholder meeting regarding a fundamental business transaction (as defined in the TBOC) must (a) be given to each shareholder of the Corporation not later than 21 days prior to the meeting, regardless of whether the shareholder is entitled to vote on the matter, and (b) state that the purpose, or one of the purposes, of the meeting is to consider a fundamental business transaction.
Section 2.4 Quorum. Except as otherwise provided by applicable law, the Certificate of Formation or these By Laws, the presence, in person or by proxy, at a shareholders meeting of the holders of shares representing a majority of the voting power of all shares of outstanding capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the presence, in person or by proxy, of the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the shareholders of the Corporation, the chairman of the meeting or, by a majority in voting power thereof, the shareholders present (either in person or by proxy) may, to the extent permitted by law, adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend in person or by proxy. The shareholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.
Section 2.5 Voting of Shares.
(a) Voting Lists. The Secretary of the Corporation (the “Secretary”), or such other officer as determined by the Board, shall prepare, or shall cause the officer or agent who has charge of the share transfer records of the Corporation to prepare, not later than the 11th day before every meeting of shareholders, a complete list of the shareholders of record entitled to vote at such meeting, arranged in alphabetical order and showing the address of each shareholder, the type of shares held by each shareholder, the number of shares held by each shareholder, and the number of votes that each shareholder is entitled to if the number of votes is different from the number of shares held. Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be kept on file at the registered office or principal executive office of the Corporation for at least ten (10) days prior to the date of the applicable meeting, and shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the registered office or principal executive office of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation shall take reasonable steps to ensure that such information is available only to shareholders of the Corporation. Except as provided by applicable law, the original share transfer records of the Corporation shall be prima facie evidence as to who are the shareholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of shareholders.
(b) Manner of Voting. At any shareholders meeting, every shareholder entitled to vote may vote in person or by proxy. Unless otherwise required by the Certificate of Formation, the election of directors shall be by written ballot. If authorized by the Board, the voting by shareholders or proxy holders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the shareholder or proxy holder. The Board, in its discretion, or the chairman of the meeting of shareholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.
(c) Proxies. Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy authorized by an instrument in writing or by a transmission permitted by law in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after eleven months from its date of its execution, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 21.368 and 21.369 of the TBOC. A written proxy may be in the form of a telegram, cablegram or other means of electronic transmission that sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other means of electronic transmission was authorized by the shareholder as provided in the TBOC. Any shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white, which white proxy card color shall be reserved for the exclusive use by the Board. Proxies need not be filed with the Secretary until the meeting is called to order, but shall be filed with the Secretary before being voted.
(d) Required Vote. Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, at all meetings of shareholders at which a quorum is present, the election of directors shall be determined by a plurality of the votes cast by the shareholders present in person or represented by proxy at the meeting entitled to vote in the election of directors at the meeting of shareholders in which a quorum is present. All other matters presented to the shareholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by the shareholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Certificate of Formation, these By Laws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.
(e) Inspectors of Election. The Board may, and shall if required by law, in advance of any meeting of shareholders, appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at such meeting of shareholders or any adjournment thereof and to make a written report thereof. The Board may appoint one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspector or inspectors may appoint or retain other persons or entities to assist the inspector or inspectors in the performance of their duties. In determining the validity and counting of proxies and ballots cast at any meeting of shareholders, the inspector or inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting, and shall specify such other information as may be required by law. If there is more than one inspector, the report of a majority shall be the report of the inspectors.
Section 2.6 Adjournments. Any meeting of shareholders, annual or special, may be adjourned by the Board or the chairman of the meeting at any time for any reason or no reason, whether or not there is a quorum, to reconvene at the same or some other place. Notice need not be given of any such adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the shareholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for shareholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 9.2, and shall give notice of the adjourned meeting to each shareholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Section 2.7 Advance Notice for Business.
(a) Annual Meetings of Shareholders. No business may be transacted at an annual meeting of shareholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board or any authorized committee thereof, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or any authorized committee thereof or (iii) otherwise properly brought before the annual meeting by any shareholder of the Corporation (x) who is a shareholder of record entitled to vote at such annual meeting on the date of the giving of the notice provided for in this Section 2.7(a) and on the record date for the determination of shareholders entitled to vote at such annual meeting, (y) as applicable, is eligible to submit a proposal (as determined pursuant to Article XIII, Section 13.2 of the Certificate of Formation (any shareholder satisfying the criteria described in (x) and (y), an “Eligible Shareholder”) and (z) who complies with the notice procedures set forth in this Section 2.7(a). Notwithstanding anything in this Section 2.7(a) to the contrary, only persons nominated for election as a director to fill any term of a directorship that expires on the date of the annual meeting pursuant to Section 3.2 will be considered for election at such meeting.
(i) In addition to any other applicable requirements, for business (other than director nominations) to be properly brought before an annual meeting by an Eligible Shareholder, such Eligible Shareholder must have given timely notice thereof in proper written form to the Secretary and such business must otherwise be a proper matter for shareholder action. Subject to Section 2.7(a)(iii), an Eligible Shareholder’s notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day before the meeting and not later than the close of business on the later of (x) the 90th day before the meeting or (y) the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any notice time period) for the giving of an Eligible Shareholder’s notice as described in this Section 2.7(a).
(ii) To be in proper written form, an Eligible Shareholder’s notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such Eligible Shareholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of any proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these By Laws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such Eligible Shareholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such Eligible Shareholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such Eligible Shareholder and the beneficial owner, if any, on whose behalf the proposal is made and any of their affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such business by such Eligible Shareholder, (E) any material interest of such Eligible Shareholder and the beneficial owner, if any, on whose behalf the proposal is made in such business, (F) a representation that such Eligible Shareholder (or a qualified representative of such Eligible Shareholder) intends to appear in person or by proxy at the annual meeting to bring such business before the meeting and (G) a representation whether the Eligible Shareholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal, or as applicable pursuant to Article XIII, Section 13.2 of the Certificate of Formation, to deliver a proxy statement and/or form of proxy to holders of at least sixty-seven percent of the Corporation’s outstanding capital stock, and/or (y) otherwise to solicit proxies from shareholders in support of such proposal.
(iii) Subject to compliance with Article XIII, Section 13.2 of the Certificate of Formation, the foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by an Eligible Shareholder as to any proposal (other than nominations) if the Eligible Shareholder has notified the

Corporation of such shareholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such Eligible Shareholder has complied with the requirements of such rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of shareholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a). If the Board or the chairman of the annual meeting determines that any shareholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a shareholder’s notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this Section 2.7(a), if the Eligible Shareholder (or a qualified representative of the Eligible Shareholder) does not appear at the annual meeting of shareholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.
(iv) In addition to the provisions of this Section 2.7(a), an Eligible Shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein.
(b) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting in accordance with Section 2.3 of Article II. Nominations of persons for election to the Board may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 3.2. In order for the Secretary to call a special meeting pursuant to the request of shareholders pursuant to Section 2.2 of Article II, the request for a special meeting must be delivered to the Secretary at the principal executive office of the Corporation, must be accompanied by the same information set forth in Section 2.7(a) of Article II and Section 3.2 of Article III that is applicable to a shareholder proposal or nomination at an annual meeting of shareholders and must otherwise comply with the TBOC, the Certificate of Formation, and the other provisions of these By Laws, as determined by the Board. Any determination to be made by the Board under this Article II may be made by the Board, a committee of the Board, or any officer of the Corporation designated by the Board or a committee of the Board, and any such determination shall be final and binding on the Corporation, its shareholders, and any other applicable person so long as made in good faith (without any further requirements).
(c) Public Announcement. For purposes of these By Laws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable national news service or in a document publicly filed or furnished by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act (or any successor thereto).
Section 2.8 Conduct of Meetings. The chairman of each annual and special meeting of shareholders shall be a person designated by the Board or, in the absence of such designation, the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board. At any time when there are co-Chairmen of the Board, meetings of shareholders shall be presided over jointly by the co-Chairmen; provided, however, if there is only one co-Chairman present at the meeting, the meeting shall be presided over by the co-Chairman who is present. For purposes of this Section 2.8, whenever the co-Chairmen are jointly presiding over the meeting, all decisions and actions of the chairman shall require the approval of both co-Chairmen. The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of shareholders as it shall deem appropriate. Except to the extent inconsistent with these By Laws or such rules and regulations as adopted by the Board, the chairman of any meeting of shareholders shall have the right and authority to convene and (for any or no reason) to recess or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; (e) limitations on the time allotted to questions or comments by participants or to the number of questions or comments by an individual participant; and (f) restrictions on the use of cellphones, audio or video recording devices or other electronic devices at the meeting. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and special meeting of shareholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.
Section 2.9 Consents in Lieu of Meeting. Subject to any exceptions or conditions provided by the Certificate of Formation, subject to the proviso in Sections 2.1 and 2.2, and for so long as the Grey Rock Entities (as defined in Section 7.4 of the Certificate of Formation) collectively hold at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation, any action required to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock entitled to vote on such matters having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Except as may be otherwise provided for or fixed pursuant to the Certificate of Formation (including any Preferred Stock Designation) relating to the rights of holders of any outstanding series of Preferred Stock, after the Grey Rock Entities cease to collectively hold at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation, any action required or permitted to be taken at any annual or special meeting of the shareholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by all holders of outstanding shares of capital stock of the Corporation entitled to vote on such action. Every written consent shall bear the date of signature of each shareholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days after the date of the earliest dated consent delivered to the Corporation as set forth below in this Section 2.9, written consents signed by a sufficient number of holders entitled to vote to take action are delivered to the Corporation by delivery to its registered office in the State of Texas, its principal place of business or an officer or agent of the Corporation having custody of the records in which proceedings of meetings of shareholders are recorded. Delivery shall be by hand or certified or registered mail, return receipt requested. Delivery to the Corporation’s principal place of business shall be addressed to the Chief Executive Officer or the Chairman of the Board. An electronic mail message or similar transmission by a shareholder, or a photographic, photostatic, facsimile, or similar reproduction of a writing signed by a shareholder, or any other means permitted by the TBOC, shall be regarded as signed by the shareholder for the purposes of this Section 2.9. Prompt notice of the taking of any action by shareholders without a meeting by less than unanimous written consent will be given to those shareholders who did not consent in writing to the action.
ARTICLE III
DIRECTORS
Section 3.1 Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Formation or by these By Laws required to be exercised or done by the shareholders. Directors need not be shareholders or residents of the State of Texas.
Section 3.2 Advance Notice for Nomination of Directors.
(a) Subject to the terms of the Certificate of Formation and any contractual nomination rights granted to any shareholder, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board at any annual meeting of shareholders, or at any special meeting of shareholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any shareholder of the Corporation (x) who is a shareholder of record entitled to vote in the election of directors on the date of the giving of the notice provided for in this Section 3.2 and on the record date for the determination of shareholders entitled to vote at such meeting and (y) who complies with the notice procedures set forth in this Section 3.2.
(b) Subject to the terms of the Certificate of Formation and any contractual nomination rights granted to any shareholder, for a nomination to be made by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary. To be timely, a shareholder’s notice to the Secretary must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the shareholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described in this Section 3.2.
(c) Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of shareholders, a shareholder’s notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.
(d) To be in proper written form, a shareholder’s notice to the Secretary must set forth (i) as to each person whom the shareholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person, (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder and (E) a written statement and agreement executed by each such nominee acknowledging that such person consents to being named in the Company's proxy statement as a nominee and to serving as a director if elected; and (ii) as to the shareholder giving the notice (A) the name and record address of such shareholder as they appear on the Corporation’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such shareholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such shareholder among such shareholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names) acting in concert with any of the foregoing and a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the shareholder's notice by, or on behalf of, the shareholder or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person or any of their affiliates or associates with respect to shares of stock of the Corporation, (D) a representation that such shareholder (or a qualified representative of such shareholder) is a holder of record of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, (E) any other information relating to such shareholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and (F) a statement confirming whether such shareholder intends to solicit proxies or votes in support of such director nominee in accordance with Rule 14a-19 under the Exchange Act, including but not limited to delivering a proxy statement and form of proxy and soliciting at least the percentage of the voting power of all of the shares of the stock of the Corporation required under applicable law to elect the nominee. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
(e) Notwithstanding the foregoing provisions of this Section 3.2, unless otherwise required by law, no shareholder shall solicit proxies in support of director nominees other than the Corporation’s nominees unless such shareholder has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies. If (i) any shareholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act and (ii) such shareholder subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or (3) under the Exchange Act (as determined by the Board or an officer designated thereby), then the Corporation shall disregard any proxies for any proposed nominees on the Corporation’s proxy card other than the Corporation’s nominees, notwithstanding that proxies in favor thereof may have been received by the Corporation. Upon request by the Corporation, if any shareholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such shareholder shall deliver to the Secretary, no later than five business days prior to the applicable meeting, reasonable evidence that the requirements of Rule 14a-19(a)(3) under the Exchange Act have been satisfied.
(f) If the Board or the chairman of the meeting of shareholders determines that any nomination was not made in accordance with the provisions of this Section 3.2, or that the information provided in a shareholder’s notice does not satisfy the information requirements of this Section 3.2, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.2, if the shareholder (or a qualified representative of the shareholder) does not appear at the meeting of shareholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.
(g) In addition to the provisions of this Section 3.2, a shareholder shall also comply with all of the applicable requirements of state law and the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.2 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Certificate of Formation.
Section 3.3 Compensation. Unless otherwise restricted by the Certificate of Formation or these By Laws, the Board shall have the authority to fix the compensation of directors. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board, including for service on a committee of the Board, and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.
ARTICLE IV
BOARD MEETINGS
Section 4.1 Annual Meetings. The Board shall meet as soon as practicable after the adjournment of each annual shareholders meeting at the place of the annual shareholders meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.

Section 4.2 Regular Meetings. Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places (within or without the State of Texas) as shall from time to time be determined by the Board.
Section 4.3 Special Meetings. Special meetings of the Board (a) may be called by the Chairman of the Board or President and (b) shall be called by the Chairman of the Board, President or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and place (within or without the State of Texas) as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or, if the director has consented, by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Certificate of Formation, or these By Laws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.
Section 4.4 Quorum; Required Vote. A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Formation or these By Laws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
Section 4.5 Consent In Lieu of Meeting. Unless otherwise restricted by the Certificate of Formation or these By Laws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee.
Section 4.6 Organization. The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.
Section 4.7 Chairman of the Board; Co-Chairman. The Board may appoint a director as Chairman of the Board, which position shall be a Board position only and not an officer position unless the Board also determines that such position should also be an officer position. The Chairman of the Board, if any, shall preside when present at all meetings of the shareholders and the Board. The Chairman of the Board shall have general supervision and control of the acquisition activities of the Corporation subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the shareholders and the Board. The powers and duties of the Chairman of the Board shall not include supervision or control of the preparation of the financial statements of the Corporation (other than through participation as a member of the Board). The Chairman of the Board will have and may exercise such other powers as are, from time to time, assigned to the Chair by the Board and as may be provided by law. The

Board may appoint co-Chairmen of the Board, and, in such case, references in these By Laws to the Chairman of the Board, shall refer to such co-Chairmen of the Board, as the case may be. Whenever there are co-Chairmen of the Board, each co-Chairman shall have the same concurrent powers and, except as provided in these By Laws (including, without limitation, Section 2.8 of these By Laws), all duties and roles assigned to the “Chairman of the Board” in these By Laws may be exercised by either Co-Chairman, independently of the other Co-Chairman. Except where these By Laws require both Co-Chairmen to approve a decision or action before it can be taken, in the event of disagreement among the Co-Chairmen with respect to any particular matter, the Board of Directors shall determine the manner in which such disagreement shall be resolved. The position of Chairman of the Board and Chief Executive Officer or President may be held by the same person.
ARTICLE V
COMMITTEES OF DIRECTORS
Section 5.1 Establishment. The Board may, by resolution passed by a majority of the Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.
Section 5.2 Available Powers. Any committee established pursuant to Section 5.1 hereof, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation, if any, to be affixed to all papers that may require it.
Section 5.3 Alternate Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee.
Section 5.4 Procedures. Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of Formation, these By Laws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these By Laws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article III and Article IV of these By Laws.
ARTICLE VI
OFFICERS
Section 6.1 Officers. The officers of the Corporation elected by the Board shall be a President, a Secretary and such other officers (including without limitation, a Chief Executive Officer, Vice Presidents, a Chief Financial Officer, Assistant Secretaries, a Treasurer and Assistant Treasurers) as the Board from time to time may deem appropriate. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Chief Executive Officer or President may also appoint such other officers (including, without limitation, one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these By Laws or as may be prescribed by the Board or, if such officer has been appointed by the Chief Executive Officer or President, as may be prescribed by the appointing officer.
(a) Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters, except to the extent any such powers and duties have been prescribed to the Chairman of the Board pursuant to Section 4.7 of Article IV. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the shareholders and the Board. The position of Chief Executive Officer and Chairman of the Board or President may be held by the same person.
(b) President. The President shall report to and shall make recommendations to the Chief Executive Officer on all operational matters that would normally be reserved for the final executive responsibility of the Chief Executive Officer. Subject to the direction of the Board of Directors, he shall perform all duties incident to the office of a president in a corporation organized under Texas law. In the absence (or inability or refusal to act) of the Chairman of the Board and Chief Executive Officer, the President (if he or she shall be a director) shall preside when present at all meetings of the shareholders and the Board. The President shall also perform such duties and have such powers as shall be designated by the Board. The position of President and Chairman of the Board or Chief Executive Officer may be held by the same person.
(c) Vice Presidents. In the absence (or inability or refusal to act) of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President. Any one or more of the Vice Presidents may be given an additional designation of rank or function.
(d) Secretary.
(i) The Secretary shall attend all meetings of the shareholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board, Chief Executive Officer or President. The Secretary shall keep the corporate seal of the Corporation (if any), and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.
(ii) The Secretary shall keep, or cause to be kept, at the registered office or principal place of business of the Corporation or at the office of the Corporation’s transfer agent or registrar, if one has been appointed, share transfer records showing the original issuance of shares issued by the Corporation, each transfer of those shares that have been presented to the Corporation for registration of transfer, the names of the shareholders and their addresses, and the number and classes or series of shares held by each shareholder.
(e) Assistant Secretaries. The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.
(f) Chief Financial Officer. The Chief Financial Officer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation, which from time to time may come into the Chief Financial Officer’s hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board, the Chief Executive Officer or the President may authorize).
(g) Treasurer. The Treasurer shall, in the absence (or inability or refusal to act) of the Chief Financial Officer, perform the duties and exercise the powers of the Chief Financial Officer.
Section 6.2 Term of Office; Removal; Vacancies. The elected officers of the Corporation shall be appointed by the Board and shall hold office until their successors are duly elected and qualified by the Board or until their earlier death, resignation, retirement, disqualification, or removal from office. Any officer may be removed, with or without cause, at any time by the Board. Any officer appointed by the Chief Executive Officer or President may also be removed, with or without cause, by the Chief Executive Officer or President, as the case may be, unless the Board otherwise provides. Any vacancy occurring in any elected office of the Corporation may be filled by the Board. Any vacancy occurring in any office appointed by the Chief Executive Officer or President may be filled by the Chief Executive Officer, or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.
Section 6.3 Other Officers. The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.
Section 6.4 Multiple Officeholders; Shareholder and Director Officers. Any number of offices may be held by the same person unless the Certificate of Formation or these By Laws otherwise provide. Officers need not be shareholders or residents of the State of Texas.
ARTICLE VII
SHARES
Section 7.1 Certificated and Uncertificated Shares. The shares of the Corporation may be certificated or uncertificated, subject to the sole discretion of the Board and the requirements of the TBOC.
Section 7.2 Multiple Classes of Stock. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to be set forth in full or summarized on the face or back of any certificate that the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.
Section 7.3 Signatures. Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chairman of the Board (if then an officer), Chief Executive Officer, the President or a Vice President and (b) the Chief Financial Officer, Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.
Section 7.4 Consideration and Payment for Shares.
(a) Subject to applicable law and the Certificate of Formation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of any tangible or intangible property or any benefit to the Corporation including cash, promissory notes, services performed, contracts for services to be performed or other securities, or any combination thereof.
(b) Subject to applicable law and the Certificate of Formation, shares may not be issued until the full amount of the consideration has been paid.
Section 7.5 Lost, Destroyed or Wrongfully Taken Certificates.
(a) If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.
(b) If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.
Section 7.6 Transfer of Stock.
(a) If a certificate representing shares of the Corporation is presented to the Corporation with an endorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:
(i) in the case of certificated shares, the certificate representing such shares has been surrendered;
(ii) (A) with respect to certificated shares, the endorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the endorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;
(iii) the Corporation has received a guarantee of signature of the person signing such endorsement or instruction or such other reasonable assurance that the endorsement or instruction is genuine and authorized as the Corporation may request;
(iv) the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a); and
(v) such other conditions for such transfer as shall be provided for under applicable law have been satisfied.
(b) Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.
Section 7.7 Registered Shareholders. Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the share transfer records and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.
Section 7.8 Effect of the Corporation’s Restriction on Transfer.
(a) A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the TBOC and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.

(b) A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless: (i) the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii) the shares are uncertificated and such restriction was contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares prior to or within a reasonable time after the issuance or transfer of such shares.
Section 7.9 Regulations. The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.
ARTICLE VIII
INDEMNIFICATION
Section 8.1 Right to Indemnification. To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or other representative (as defined by the TBOC) of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such Indemnitee in connection with such proceeding; provided, however, that, except as provided in Section 8.4 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify an Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding (or part thereof) was authorized by the Board.
Section 8.2 Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 8.1, an Indemnitee shall also have the right to be paid by the Corporation to the fullest extent not prohibited by applicable law the expenses (including, without limitation, attorneys’ fees) incurred in defending or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided that an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon the Corporation’s receipt of (A) an undertaking (hereinafter an “undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified under this Article VIII or otherwise and (B) a written affirmation by such Indemnitee of the Indemnitee’s good faith belief that such Indemnitee has met the standard of conduct necessary for indemnification under the TBOC.
Section 8.3 Right to Witness Expenses. The Corporation shall pay or reimburse reasonable expenses (including, without limitation, attorneys’ fees) incurred by an Indemnitee in connection with the Indemnitee’s appearance as a witness or other participation in a proceeding at a time when the person is not a respondent in the proceeding.
Section 8.4 Right of Indemnitee to Bring Suit. If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that, the Indemnitee has not met any applicable standard for indemnification set forth in the TBOC. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the TBOC, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its shareholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, shall be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.
Section 8.5 Non-Exclusivity of Rights. The rights provided to any Indemnitee pursuant to this Article VIII shall not be exclusive of any other right, which such Indemnitee may have or hereafter acquire under applicable law, the Certificate of Formation, these By Laws, an agreement, a vote of shareholders or disinterested directors, or otherwise. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees, or agents respecting indemnification and advances, to the fullest extent not prohibited by the TBOC.
Section 8.6 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the TBOC.
Section 8.7 Indemnification of Other Persons. This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Indemnitees. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board and to the extent permitted by the TBOC, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Indemnitees under this Article VIII.
Section 8.8 Written Report of Indemnification or Advancement to Directors. To the extent required by applicable law, the Corporation shall report in writing to the shareholders of any indemnification or advancement of expenses to or on behalf of a director. Such report shall be made not later than the first anniversary of the date of such indemnification or advancement, and it shall be made with or before (1) the notice or waiver of notice of the next meeting of the shareholders or (2) the next submission to the shareholders of a consent to action without a meeting.
Section 8.9 Amendments. Any repeal or amendment of this Article VIII by the Board or the shareholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these By Laws inconsistent with this Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Indemnitees on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision; provided however, that amendments or repeals of this Article VIII shall require the affirmative vote of the shareholders holding at least 66.7% of the voting power of all outstanding shares of capital stock of the Corporation.
Section 8.10 Certain Definitions. For purposes of this Article VIII, (a) references to “other enterprise” shall include any employee benefit plan; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner not opposed to the best interest of the Corporation for purposes of Section 8.101 of the TBOC.
Section 8.11 Contract Rights. The rights provided to Indemnitees pursuant to this Article VIII shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.
Section 8.12 Severability. If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
ARTICLE IX
MISCELLANEOUS
Section 9.1 Place of Meetings. If the place of any meeting of shareholders, the Board or committee of the Board for which notice is required under these By Laws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.
Section 9.2 Fixing Record Dates.
(a) In order that the Corporation may determine the shareholders entitled to notice of any meeting of shareholders or any adjournment thereof, the Board, or any committee thereof, may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, or such committee, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board, or such committee, so fixes a date, such date shall also be the record date for determining the shareholders entitled to vote at such meeting unless the Board, or such committee thereof determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, or any committee thereof, the record date for determining shareholders entitled to notice of and to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board, or any committee thereof, may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote in accordance with the foregoing provisions of this Section 9.2(a) at the adjourned meeting.
(b) In order that the Corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board, or any committee thereof, may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
Section 9.3 Means of Giving Notice.
(a) Notice to Directors. Whenever under applicable law, the Certificate of Formation or these By Laws, notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) if the director has consented, by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation, in accordance with the TBOC.
(b) Notice to Shareholders. Whenever under applicable law, the Certificate of Formation or these By Laws notice is required to be given to any shareholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the shareholder, to the extent permitted by, and subject to the conditions set forth in the TBOC. A notice to a shareholder shall be deemed given as follows: (i) if given by hand delivery, when actually received by the shareholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the shareholder at the shareholder’s address appearing on the share transfer records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the shareholder at the shareholder’s address appearing on the share transfer records of the Corporation, and (iv) if given by a form of electronic transmission consented to by the shareholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the shareholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the shareholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the shareholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (D) if by any other form of electronic transmission, when directed to the shareholder. A shareholder may revoke such shareholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.
(c) Notice to the Corporation. Written notice from any shareholder to the Corporation (including, without limitation, pursuant to Section 2.7(a) and (b) of Article II and Section 3.2 of Article III) shall, unless otherwise required by law, be by hand or certified or registered mail, return receipt requested, to, and received by, the Secretary of the Corporation at the principal executive offices of the Corporation. Such notice shall be deemed to have been given when received by the Secretary of the Corporation. Written notice from any director to the Corporation shall be given by United States mail or other means of written communication (including electronic transmission), with postage and fees thereon prepaid, to, and received by, the Secretary of the Corporation at the principal executive offices of the Corporation. Such notice shall be deemed to have been given when received by the Secretary of the Corporation.
(d) Electronic Transmission. “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including, but not limited to, transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.
(e) Notice to Shareholders Sharing Same Address. To the extent permitted under the TBOC, without limiting the manner by which notice otherwise may be given effectively by the Corporation to shareholders, any notice to shareholders given by the Corporation under any provision of the TBOC, the Certificate of Formation or these By Laws shall be effective if given by a single written notice to shareholders who share an address if consented to by the shareholders at that address to whom such notice is given. A shareholder may revoke such shareholder’s consent by delivering written notice of such revocation to the Corporation. Any shareholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.
(f) Exceptions to Notice Requirements. Whenever notice is required to be given by the Corporation, under any provision of the TBOC, the Certificate of Formation or these By Laws, to any shareholder to whom (1) notice of two consecutive annual meetings of shareholders and all notices of shareholder meetings or of the taking of action by written consent of shareholders without a meeting to such shareholder during the period between such two consecutive annual meetings, or (2) all, and at least two payments (if sent by first-class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such shareholder at such shareholder’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such shareholder shall not be required. Any action or meeting that shall be taken or held without notice to such shareholder shall have the same force and effect as if such notice had been duly given. If any such shareholder shall deliver to the Corporation a written notice setting forth such shareholder’s then current address, the requirement that notice be given to such shareholder shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Texas, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to the TBOC. The exception in subsection (1) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.
Section 9.4 Waiver of Notice. Whenever any notice is required to be given under applicable law, the Certificate of Formation, or these By Laws, a written waiver of such notice, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends solely to object to the transaction of business on the ground that the meeting was not lawfully called or convened.
Section 9.5 Meeting Attendance via Remote Communication Equipment.
(a) Shareholder Meetings. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, shareholders entitled to vote at such meeting and proxy holders not physically present at a meeting of shareholders may, by means of remote communication:
(i) participate in a meeting of shareholders; and
(ii) be deemed present in person and vote at a meeting of shareholders, whether such meeting is to be held at a designated place or solely or partially by remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that every person voting at the meeting by means of remote communication is sufficiently identified, (B) the Corporation shall implement reasonable measures to provide each shareholder entitled to vote at the meeting, or the shareholder’s proxy holders, a reasonable opportunity to vote on matters submitted to the shareholders and read or hear the proceedings of the meeting substantially concurrently with those proceedings, and (C) if any shareholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be kept by the Corporation.

(b) Board Meetings. Unless otherwise restricted by applicable law, the Certificate of Formation or these By Laws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.
Section 9.6 Dividends. The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation’s capital stock) on the Corporation’s outstanding shares of capital stock, subject to applicable law and the Certificate of Formation.
Section 9.7 Reserves. The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.
Section 9.8 Contracts and Negotiable Instruments. Except as otherwise provided by applicable law, the Certificate of Formation or these By Laws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board (if then an officer), the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation. Subject to any restrictions imposed by the Board, the Chairman of the Board (if then an officer), Chief Executive Officer, President, the Chief Financial Officer, the Treasurer or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person’s supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.
Section 9.9 Fiscal Year. The fiscal year of the Corporation shall be fixed by the Board.
Section 9.10 Seal. The Board may adopt a corporate seal, which shall be in such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.
Section 9.11 Books and Records. The books and records of the Corporation may be kept within or outside the State of Texas at such place or places as may from time to time be designated by the Board.
Section 9.12 Resignation. Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. The resignation shall take effect at the time specified therein, or at the time of receipt of such notice if no time is specified or the specified time is earlier than the time of such receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 9.13 Surety Bonds. Such officers, employees and agents of the Corporation (if any) as the Chairman of the Board (if then an officer), Chief Executive Officer, President or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chairman of the Board (if then an officer), Chief Executive Officer, President or the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Secretary.
Section 9.14 Securities of Other Corporations. Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board (if then an officer), Chief Executive Officer, President, any Vice President or any officers authorized by the Board. Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.
Section 9.15 Amendments. The Board shall have the power to adopt, amend, alter or repeal the By Laws if provided for in the Certificate of Formation. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the By Laws. The By Laws also may be adopted, amended, altered or repealed by the shareholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by applicable law or the Certificate of Formation, the affirmative vote of the holders of at least a majority of the voting power (except as otherwise provided in Section 8.7) of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the shareholders to adopt, amend, alter or repeal the By Laws.

2026

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

GRANITE RIDGE RESOURCES, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 3, 2026.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend:
https://www.cstproxy.com/graniteridge/sm2026

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE: FOR PROPOSAL 1.

	FOR	AGAINST	ABSTAIN
1. To approve the reincorporation of Granite Ridge Resources, Inc. from the State of Delaware to the State of Texas by conversion.	☐	☐	☐

CONTROL NUMBER

Signature________________________Signature, if held jointly________________________Date__________, 2026

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officers, please give title as such.

2026

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Shareholders

To view the Proxy Statement and to attend the Special Meeting, please go to: https://www.cstproxy.com/graniteridge/sm2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

GRANITE RIDGE RESOURCES, INC.

The undersigned appoints TYLER FARQUHARSON and KYLE KETTLER, and each of them as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of GRANITE RIDGE RESOURCES, INC. held of record by the undersigned at the close of business on June 15, 2026 at the Special Meeting of Shareholders of GRANITE RIDGE RESOURCES, INC. to be held on August 4, 2026, or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)